Exhibit 10.5

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL

AND (II) IS THE TYPE THAT REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

EXCLUSIVE LICENSE AGREEMENT

by and between

YolTech Therapeutics Co., Ltd

and

RTW Newco10 Inc.

DATED

June 12, 2026

-i-

(continued)

-ii-

(continued)

-iii-

(continued)

-iv-

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

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EXCLUSIVE LICENSE AGREEMENT

This EXCLUSIVE LICENSE AGREEMENT (this “Agreement”) is made as of June 12, 2026 (the “Effective Date”), by and between RTW NEWCO10, INC., a Delaware corporation (“Company”), having a place of business at c/o RTW Investments, LP, 40 10th Avenue, Floor 7, New York, NY 10014, USA, and YOLTECH THERAPEUTICS CO., LTD, a company incorporated under the laws of the People’s Republic of China (“Licensor”), having a place of business at Room 605, Building 5, No. 799 Dangui Road, China (Shanghai) Pilot Free Trade Zone, Pudong New Area, Shanghai 201203, the People’s Republic of China. Licensor and Company are referred to in this Agreement individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Licensor is a gene editing company that Controls (as defined below) the intellectual property and other rights related to YOLT-202, Licensor’s investigational in vivo base-editing therapeutic;

WHEREAS, Company is a biotech company focusing on the development and commercialization of biopharmaceutical products; and

WHEREAS, Company is interested in obtaining an exclusive license under such intellectual property and other rights Controlled by Licensor to Develop and Commercialize Licensed Product in the Field in the Licensed Territory (each capitalized term as defined below), and Licensor is willing to grant such an exclusive license to Company, subject to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein, the Parties hereby agree as follows:

ARTICLE 1

DEFINITIONS

Unless specifically set forth to the contrary herein, the following terms, whether used in the singular or plural, shall have the respective meanings set forth below:

1.1 “AATD” means Alpha-1 Antitrypsin Deficiency.

1.2 “Acquiror” means, collectively, (a) a Third Party that acquires a Party (and is therefore deemed to be an Affiliate of such Party) through a Change of Control of such Party (or its controlling Affiliate), and (b) any Affiliate of such Third Party acquiror described in (a), other than the acquired Party and any of the acquired Party’s Affiliates existing immediately prior to the consummation of such Change of Control.

1.3 “Affiliate” means, with respect to an entity, any corporation, firm, partnership or other entity which directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with such entity, in each case, for so long as such control exists. An entity will be deemed to control another entity if it (a) owns, directly or indirectly, more than fifty percent (50%) of the outstanding voting securities (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) of such other entity, or has other comparable ownership interest with respect to any entity other than a corporation; or (b) has the power, whether pursuant to contract, ownership of securities or otherwise, to direct the management and policies of the entity. Notwithstanding the foregoing, Affiliates of Company do not include [***], or any portfolio company of any such entity, except for Company.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL

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1.4 “Anti-Corruption Laws” means the Criminal Law and the Anti-unfair Competition Law in mainland China, the U.S. Foreign Corrupt Practices Act, as amended, and any other applicable anti-corruption laws and laws for the prevention of fraud, racketeering, money laundering or terrorism.

1.5 “Applicable Laws” means collectively all laws, regulations, ordinances, decrees, judicial and administrative orders (and any license, franchise, permit or similar right granted under any of the foregoing) and any policies and other requirements of any applicable Governmental Authority that govern or otherwise apply to a Party’s activities in connection with this Agreement.

1.6 “Applicable Territory” means (a) with respect to Company, the Licensed Territory, and (b) with respect to Licensor, the Retained Territory.

1.7 “Biosimilar Product” means, with respect to a Licensed Product in a country, any generic, biosimilar or interchangeable product sold by a Third Party that is authorized for sale by the applicable Regulatory Authority in such country and that (a) received marketing approval for administration to humans based on an application that cited the Licensed Product as the reference product under Section 351(k) of the United States Public Health Service Act, as may be amended, or any subsequent or superseding law, statute or regulation (“PHSA”) and is “biosimilar” (as defined in Section 351(i)(2) of the PHSA) or “interchangeable” (as defined in Section 351(i)(3) of the PHSA) with the Licensed Product; (b) has been licensed as a similar biological medicinal product using such Licensed Product as the reference product pursuant to Article 10 of Directive 2001/83/EC, as may be amended, or any subsequent or superseding law, statute or regulation; or (c) has otherwise received Regulatory Approval as a generic, biosimilar or interchangeable product from another applicable Regulatory Authority in such country by referencing Regulatory Approvals (or data therein) of such Licensed Product. Any product (including any Licensed Product) licensed, marketed, or sold by or on behalf of Company, its Affiliates or Sublicensees will not constitute a Biosimilar Product for purposes of the royalty reduction pursuant to Section 7.5(c).

1.8 “Business Day” means a day other than a Saturday, Sunday or a day on which banking institutions in the state of New York, USA or Shanghai, China are required by Applicable Laws to remain closed.

1.9 “Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31, except that the first Calendar Quarter shall commence on the Effective Date and end on the first to occur of March 31, June 30, September 30 and December 31 after the Effective Date, and the last Calendar Quarter shall end on the last day of the Term.

1.10 “Calendar Year” means each twelve (12) month period commencing on January 1, except that the first Calendar Year shall commence on the Effective Date and end on the first December 31 to occur after the Effective Date, and the last Calendar Year shall end on the last day of the Term.

1.11 “cGMP” means all applicable current Good Manufacturing Practices, including, as applicable, (a) the principles detailed in the U.S. Current Good Manufacturing Practices, 21 C.F.R. Parts 4, 210, 211, 601, 610 and 820, (b) European Directive 2003/94/EC and Eudralex 4, (c) the principles detailed in the ICH Q7 of ICH Guidelines, and (d) the equivalent Applicable Laws in any relevant country or jurisdiction, each as may be amended and applicable from time to time.

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MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL

AND (II) IS THE TYPE THAT REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

1.12 “Change of Control” means, with respect to a Party, any of the following: (a) the sale or disposition of all or substantially all of the assets of such Party or its direct or indirect controlling Affiliate to a Third Party, other than to a Person of which more than fifty percent (50%) of the voting capital stock are owned after such sale or disposition by the Persons that were shareholders of such Party or its direct or indirect controlling Affiliate (in either case, whether directly or indirectly through any other Person) immediately prior to such transaction; or (b) (i) the acquisition by a Third Party, alone or together with any of its Affiliates, other than an employee benefit plan (or related trust) sponsored or maintained by such Party or any of its Affiliates, of more than fifty percent (50%) of the outstanding shares of voting capital stock of such Party or its direct or indirect controlling Affiliate, or (ii) the acquisition, merger or consolidation of such Party or its direct or indirect controlling Affiliate with or into another Person, other than, in the case of this clause (b), an acquisition or a merger or consolidation of such Party or its controlling Affiliate in which the holders of shares of voting capital stock of such Party or its controlling Affiliate, as the case may be, immediately prior to such acquisition, merger or consolidation will beneficially own, directly or indirectly, at least fifty percent (50%) of the shares of voting capital stock of the acquiring Third Party or the surviving corporation in such acquisition, merger or consolidation, as the case may be, immediately after such acquisition, merger or consolidation; provided, however, that, notwithstanding the foregoing, Change of Control shall not include any transaction or series of transactions for bona fide financing purposes (including public offering and reverse merger) or tax purposes (including the change of place of incorporation or domicile).

1.13 “Clinical Trial” means any clinical trial in humans of a pharmaceutical compound or product.

1.14 “CMO” means a contract manufacturing organization.

1.15 “COGS” means, with respect to the Licensed Therapeutic or Licensed Product supplied by or on behalf of Licensor to Company:

(a) [***]; and

(b) [***].

1.16 “Commercialize” or “Commercialization” means to market, promote, advertise, exhibit, distribute (including storage for distribution or inventory), detail, sell (including to offer for sale or contract to sell) or otherwise commercially exploit (including to conduct pricing and reimbursement activities) a pharmaceutical compound or product, or to conduct any activities directed to any of the foregoing (including importing and exporting activities in connection therewith).

1.17 “Commercially Reasonable Efforts” means, with respect to a Party and the performance of an obligation under this Agreement, that level of efforts and resources consistent with the commercially reasonable practices normally devoted by a similarly situated company, as part of an active and continuing program of development and commercialization of a pharmaceutical product of similar market potential, at a similar stage in research, Development or Commercialization, as applicable, and at a similar stage of product life, taking into account all relevant factors, including the product’s advantages and disadvantages, efficacy, safety, Regulatory Authority-approved labeling and pricing (including any actual or anticipated changes in price or any limit on maximum reimbursement or price amount based on international reference pricing (including any “most favored nation” pricing limitation)), the competitiveness in the marketplace and other market conditions, the patent coverage and proprietary position of the product, the likelihood of Development success or Regulatory Approval, the regulatory structure involved, the anticipated profitability of the product, and all other factors or circumstances that may impact the Exploitation of a product, without taking into consideration the expected and actual milestones, royalties, and other payments to Licensor or to Third Parties under this Agreement or otherwise. Commercially Reasonable Efforts are expected to change over time, reflecting changes in the status of such product and the markets involved.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL

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1.18 “Company IP” means all Know-How and Patents Rights that are Controlled by Company or any of its Affiliates during the Term that (a) are generated from the Exploitation of any Licensed Therapeutics or Licensed Products by or on behalf of Company, its Affiliates or Sublicensees, and are necessary to Develop, Manufacture or Commercialize any Licensed Therapeutics or any Licensed Products, or (b) are used in the Exploitation of any Licensed Therapeutics or Licensed Products by or on behalf of Company, its Affiliates or Sublicensees, but in each case (of (a) and (b)) excluding any Joint Foreground Know-How or Joint Foreground Patents.

1.19 “Competing Product” means any [***] therapy that [***] in patients.

1.20 “Control” or “Controlled” means the possession by a Party or its Affiliates (whether by ownership, license or otherwise) of, (a) with respect to any tangible Know-How or materials, the legal authority or right to physical possession of such tangible Know-How or materials, with the right to grant the other Party rights or access to such tangible Know-How or materials on the terms and conditions set forth herein, or (b) with respect to Patent Rights, intangible Know-How or other intellectual property rights, the legal authority or right to grant a license, sublicense, access or right to use (as applicable) under such Patent Rights, intangible Know-How or other intellectual property rights to the other Party on the terms and conditions set forth herein, in each case of (a) and (b), without breaching the terms of any agreement with a Third Party in existence as of the time such Party or its Affiliates would first be required hereunder to grant the other Party such access, right to use or (sub)license. Notwithstanding the foregoing, if any Patent Rights, Know-How or other intellectual property rights are in-licensed or acquired by a Party (or its Affiliates) after the Effective Date from a Third Party, then such items shall be excluded from the items Controlled by such Party (or its Affiliates) unless the other Party agrees to (i) comply with the applicable terms and conditions of the agreement under which such Party (or its Affiliates) in-licensed or acquired such item; (ii) pay all upfronts, license maintenance fees, regulatory or development milestone amounts, and similar payments that such Party (or its Affiliates) would be obligated to pay in connection with the grant, maintenance or exercise of a (sub)license to the other Party under such item; and (iii) pay all royalties with respect to net sales of such Party’s Products and a pro rata portion of commercial or sales milestone amounts that such Party (or its Affiliates) would be obligated to pay in connection with such in-licensed or acquired intellectual property rights, where such pro rata portion shall be calculated based on the relative weight of the applicable net sales generated by the other Party under such (sub)license granted hereunder as compared to the total applicable net sales giving rise to such payment obligation. The definition of “Control” is further subject to the terms and conditions set forth in Section 13.3.

1.21 “Cover” means, with respect to a product, technology, process, method or mode of administration that, in the absence of ownership of or a license granted under a particular Patent Right, the use, manufacture, offer for sale, sale or importation of such product or composition of matter or the practice of such technology, process, method or mode of administration would infringe a claim of such Patent Right or, in the case of a claim of a Patent Right that has not yet issued, would infringe such claim if it were to issue without change.

1.22 “CRO” means a contract research organization.

1.23 “Data” means all CMC information, non-clinical data, clinical data and safety data, in each case generated by or on behalf of a Party, or its Affiliates or their Sublicensees (with respect to Company) or Third Party Licensees (with respect to Licensor) in connection with the Development or Manufacture of the Licensed Products. For clarity, Data does not include any patentable Foreground Know-How.

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1.24 “Data Security and Protection Laws” means all applicable data security and protection laws governing the Processing of the relevant Personal Data under this Agreement.

1.25 “Develop” or “Development” means to conduct any non-clinical or clinical drug research or development activities, whether before or after Regulatory Approval, including drug metabolism and pharmacokinetics, translational research, toxicology, pharmacology, test method development and stability testing, process and packaging development and improvement, process validation, process scale-up, formulation development, delivery system development, quality assurance and quality control development, statistical analysis, conduct of Clinical Trials, regulatory affairs, the preparation and submission of regulatory filings, Clinical Trial regulatory activities, or any other activities directed towards obtaining or maintaining Regulatory Approval of any pharmaceutical compound or product. Development includes use and importation of the relevant compound or product to conduct such Development activities. Development does not include Commercialization activities.

1.26 “Dollar” or “$” means the U.S. dollar, and “$” shall be interpreted accordingly.

1.27 “EMA” means the European Medicines Agency and any successor agency thereto.

1.28 “Equity Documents” means (a) that certain Warrant Subscription Agreement by and between Company and Licensor, dated on or around the date hereof (the “Subscription Agreement”), (b) that certain Warrants issued by Company to Licensor pursuant to the Subscription Agreement and (c) any other related documents necessary to effect the issuance of equity contemplated therein.

1.29 “EU” means the Major European Countries, all of the European Union member states as of the applicable time during the Term, and all of the European Economic Area member states.

1.30 “Executive Officers” means the Chief Executive Officer of Licensor and the Chief Executive Officer of Company, or such other senior executive whom such Person may designate in writing.

1.31 “Existing IND” means Licensor’s current IND (IND# [***]) for the Licensed Product in the U.S.

1.32 “Exploit” or “Exploitation” means, with respect to any pharmaceutical compound or product, to research, Develop, have Developed, Manufacture, have Manufactured, use, Commercialize, have Commercialized, import, export, obtain and maintain Regulatory Approvals and applicable pricing or reimbursement approvals, and otherwise exploit or have exploited such pharmaceutical compound or product.

1.33 “FDA” means the United States Food and Drug Administration or any successor agency(ies) or authority thereto having substantially the same function.

1.34 “Field” means all uses, including prophylactic, therapeutic or diagnostic uses, in humans and animals.

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1.35 “First Commercial Sale” means, with respect to a given Licensed Product in the Licensed Territory, the first sale by Company, its Affiliates or Sublicensees in an arm’s length transaction of such Licensed Product to a Third Party other than a Sublicensee in such country in exchange for cash (or some equivalent to which value can be assigned) after Regulatory Approval for such Licensed Product has been granted in the Licensed Territory. For the avoidance of doubt, supply of Licensed Product as samples or to patients for compassionate use, named patient use, Clinical Trials or other similar purposes shall not be considered a First Commercial Sale.

1.36 “Foreground Know-How” means any and all Know-How, whether or not patentable, that is generated, created, developed, conceived or otherwise made during the Term (a) solely by or on behalf of a Party or any of its Affiliates or (b) jointly by or on behalf of both Parties or any of its Affiliates, in each case ((a) and (b)), in the course of performing activities or exercising rights under this Agreement.

1.37 “Foreground Patent Rights” means any and all Patent Rights claiming the Foreground Know-How.

1.38 “FTE” means a full-time, dedicated, non-executive officer, non-administrative person year or, in the case of less than a full-time, dedicated, non-executive officer, non-administrative person year, a full-time equivalent person year, in each case, based upon a total of [***] of work per year. In the case that any full-time person works partially on activities under this Agreement and partially on other work in a given year, then the full-time equivalent to be attributed to such person’s work hereunder shall be equal to the percentage of such person’s total work time in such year or portion thereof that such person spent working on such activities under this Agreement. In no event shall any one (1) person be counted as more than one (1) FTE.

1.39 “FTE Costs” shall mean the product of: (a) [***]; and (b) the FTE Rate.

1.40 “FTE Rate” means the rate of [***] per FTE per Calendar Year, such amount to be adjusted as of [***] and [***] thereafter by the percentage increase or decrease, if any, in the Consumer Price Index for All Urban Consumers (CPI-U); U.S. City Average calculated by the Bureau of Labor Statistics during the immediately preceding Calendar Year. For the avoidance of doubt, such rate is intended to cover the cost of salaries, benefits, infrastructure costs, travel, general laboratory or office supplies, postage, insurance, training and all other general expenses and overhead items.

1.41 “GAAP” means generally accepted accounting principles in the United States, consistently applied.

1.42 “GCP” means all applicable Good Clinical Practice standards for the design, conduct, performance, monitoring, auditing, recording, analyses and reporting of Clinical Trials, including, as applicable (a) as set forth in the ICH E6 of the ICH Guidelines and any other guidelines for good clinical practice for clinical trials on medicinal products in any relevant country or jurisdiction, (b) the Declaration of Helsinki (2004) as last amended at the 64th World Medical Association in October 2013 and any further amendments or clarifications thereto, (c) U.S. Code of Federal Regulations Title 21, Parts 50 (Protection of Human Subjects), 56 (Institutional Review Boards) and 312 (Investigational New Drug Application), and (d) the equivalent Applicable Laws in any relevant country or jurisdiction, each as may be amended and applicable from time to time and in each case, that provide for, among other things, assurance that the clinical data and reported results are credible and accurate and protect the rights, integrity, and confidentiality of trial subjects.

1.43 “GLP” means all applicable Good Laboratory Practice standards, including, as applicable, as set forth in the then-current good laboratory practice standards promulgated or endorsed by the FDA, as defined in 21 C.F.R. Part 58, and the equivalent Applicable Laws in any relevant country or jurisdiction, each as may be amended and applicable from time to time.

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1.44 “Governmental Authority” means any federal, state, national, provincial or local government, or political subdivision thereof, or any multinational organization or any authority, agency or commission entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power, or any court or tribunal (or any department, bureau or division thereof, or any governmental arbitrator or arbitral body).

1.45 “ICH Guidelines” mean the International Conference on Harmonization of Technical Requirements for Registration of Pharmaceuticals for Human Use Harmonized Tripartite Guideline.

1.46 [***].

1.47 “IND” means an Investigational New Drug application in the U.S. filed with the FDA or the corresponding application for the clinical investigation of pharmaceutical or biological products in any other country or group of countries (including Clinical Trial applications), as defined in the Applicable Laws and filed with the Regulatory Authority of such country or group of countries, and any amendments or supplements thereto.

1.48 “Indication” means a separate and distinct disease, disorder or medical condition for which a Licensed Product can be used to diagnose, treat or prevent, which use is the subject of a separate Regulatory Approval for a distinct label. For clarity, subpopulations of patients with a primary disease, disorder or medical condition, however stratified, shall not be deemed to be separate “Indications” for the purposes of this Agreement, including stratification by stages or progression (including precursor condition), particular combinations of symptoms associated with the primary disease, disorder, or condition, prior treatment courses, response to prior treatment, different lines of treatment, family history, clinical history, phenotype, age (e.g., adult vs. pediatric) or other stratification.

1.49 “Initiate” or “Initiation” means, with respect to a Clinical Trial of a Licensed Product, the first dosing of the first human subject in such Clinical Trial.

1.50 “IPO” means a public offering event of the Company, including an initial public offering.

1.51 “Joint Foreground Know-How” means any and all Foreground Know-How that is generated, created, developed, conceived or otherwise made jointly by or on behalf of both (a) Licensor or any of its Affiliates and (b) Company or any of its Affiliates, but excluding any Foreground Know-How that is solely owned by a Party pursuant to Section 11.1(a).

1.52 “Joint Foreground Patents” means any and all Patent Rights claiming Joint Foreground Know-How.

1.53 “Know-How” means any and all proprietary and confidential information or materials, including discoveries, improvements, modifications, processes, methods, assays, designs, protocols (including Clinical Trial protocols), formulas, data, inventions, algorithms, forecasts, profiles, strategies, plans, results, know-how and trade secrets (in each case, regardless of whether patentable, copyrightable or otherwise), but excluding any Patent Rights. For the avoidance of doubt, “Know-How” shall include Data and Regulatory Documents.

1.54 “Knowledge” means the [***].

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1.55 “Licensed Know-How” means any and all Know-How Controlled by Licensor or any of its Affiliates as of the Effective Date or during the Term that is necessary or reasonably useful to Develop, Manufacture or otherwise Exploit the Licensed Therapeutic or any Licensed Product in the Field in the Licensed Territory, including any Foreground Know-How solely owned by Licensor pursuant to Section 11.1(a), but excluding any Joint Foreground Know-How. The Licensed Know-How as of the Effective Date are set forth in Schedule 1.55, provided that any Know-How that satisfies this definition shall constitute Licensed Know-How notwithstanding any failure to list such Know-How on Schedule 1.55.

1.56 “Licensed Patents” means any and all Patent Rights Controlled by Licensor or any of its Affiliates as of the Effective Date or during the Term that are necessary or reasonably useful, as practiced by or on behalf of Licensor or any of its Affiliates, to Develop, Manufacture or Commercialize any Licensed Therapeutics or any Licensed Products in the Field in the Licensed Territory, including any Foreground Patent Rights solely owned by Licensor pursuant to Section 11.1(a), but excluding any Joint Foreground Patents. The Licensed Patents as of the Effective Date are set forth in Schedule 1.56, provided that any Patent Right that satisfies this definition shall constitute a Licensed Patent notwithstanding any failure to list such Patent Right on Schedule 1.56.

1.57 “Licensed Product” means any pharmaceutical product containing the Licensed Therapeutic as an active ingredient in all forms, formulations, and presentation, whether alone or in combination with one or more other active ingredients, including for any and all routes of administration, including but not limited to, intravenous and subcutaneous injection administration.

1.58 “Licensed Technology” means, collectively, the Licensed Patents and the Licensed Know-How.

1.59 “Licensed Territory” means the entire world other than the Retained Territory.

1.60 “Licensed Therapeutic” means (a) YOLT-202, Licensor’s investigational in vivo base-editing therapeutic (the “Lead Licensed Therapeutic”), (b) any other composition or therapeutic that is developed, generated or Controlled by Licensor or any of its Affiliates and that is designed to edit, modify, correct, replace, or otherwise directly regulate the expression of the SERPINA1 gene or locus, including any such composition comprising a base editor or other gene editing technology and incorporating one or more guide nucleic acid sequences directed to the SERPINA1 gene or locus, and (c) any improvements, modifications, derivatives, or back-up compounds to any of the foregoing. The sequence of the Lead Licensed Therapeutic is set forth in Schedule 1.60.

1.61 “Licensor Platform” means Licensor’s technology or Know-How that are generally applicable to the research, design or Development of base-editing therapies and Licensor’s products, including (a) Licensor’s proprietary adenine base editor known as YolBETM, (b) Licensor’s High-Throughput Evolution Platform for Discovery and Optimization of Novel Editors known as HOPDONETM, and (c) Licensor’s proprietary LNP delivery platform.

1.62 “Major European Countries” means France, Germany, Italy, Spain and the United Kingdom.

1.63 “Manufacture” or “Manufacturing” means to conduct or have conducted any activities directed to producing, manufacturing, scaling up, processing, filling, finishing, packaging, labeling, quality assurance testing and release, shipping, and storage at manufacturing facilities of any pharmaceutical compound or product, or any component thereof (including production of drug substance and drug product, in bulk form, whether for Development or Commercialization).

1.64 “Net Sales” means [***]:

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(a) [***];

(b) [***];

(c) [***];

(d) [***];

(e) [***];

(f) [***]; and

(g) [***].

[***].

[***]:

(i)	[***].

(ii)	[***].

(iii)	[***].

(iv)	[***].

[***].

1.65 “NMPA” means China National Medical Products Administration and its divisions (including Center for Drug Evaluation) and successors.

1.66 “Out-of-Pocket Costs” means reasonable amounts paid by a Party or any of its Affiliates to Third Party subcontractors (without mark-up by such Party or any of its Affiliates) under arm’s length arrangements for services or material provided by such subcontractors in performance of activities under this Agreement.

1.67 “Patent Prosecution” means activities directed to (a) preparing, filing and prosecuting applications (of all types) for any Patent Right, (b) managing any interference, opposition, re-issue, reexamination, supplemental examination, invalidation proceedings (including inter partes or post-grant review proceedings), revocation, nullification, or cancellation proceeding relating to the foregoing Patent Rights, (c) maintaining issued Patent Right(s), (d) listing in regulatory publications such as the Purple Book and its equivalents (as applicable), (e) obtaining patent term extensions, supplementary protection certificates and the like for issued Patent Right(s), and maintenance thereof, and (f) managing, including settling, any interference, opposition, reexamination, invalidation, revocation, nullification or cancellation proceeding relating to issued Patent Right(s), but excluding the defense of challenges to Patent Rights as a declaratory judgment action or as a counterclaim in an infringement proceeding.

1.68 “Patent Right” means (a) all patents and patent applications in any country or supranational jurisdiction, (b) any substitutions, divisionals, continuations, continuations-in-part, provisional applications, reissues, renewals, registrations, confirmations, re-examinations, extensions, supplementary protection certificates and the like of any such patents or patent applications, (c) foreign counterparts of any of the foregoing, (d) all applications claiming priority to any of the foregoing and (e) any patents issuing on any patent application identified in clauses (a) through (d).

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1.69 “Person” means any individual, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture, unincorporated organization or association, or Governmental Authority.

1.70 “Personal Data” means, to the extent arising out of or related to this Agreement, (a) all information relating to an identified or identifiable individual, including pseudonymized (key-coded) data arising out of or related to any Clinical Trials containing such information; and (b) any other information that constitutes “personal data,” “personal information,” or a similar term under applicable Data Security and Protection Laws.

1.71 [***].

1.72 [***].

1.73 [***].

1.74 “Process” or “Processing” (and any inflection thereof) means any operation or set of operations performed on data (including Personal Data), whether or not by automatic means, such as collection, recording, organization, storage, adaptation or alteration, retrieval, consultation, use, disclosure by transmission, dissemination or otherwise making available, alignment or combination, blocking, erasure or destruction.

1.75 “Registrational Clinical Trial” means, with respect to a Licensed Product, a Clinical Trial that is prospectively designed to demonstrate with statistical significance that such Licensed Product is safe and effective for its intended use and that satisfies the following criteria, as confirmed by the applicable Regulatory Authority through written feedback, a special protocol assessment, or other official written guidance provided prior to or at the initiation of such trial: (a) it would satisfy the requirements of 21 C.F.R. § 312.21(c) or corresponding foreign regulations; or (b) it is otherwise intended, at the time of Initiation, to form the primary basis for an application for marketing approval of such Licensed Product (or a new indication or expanded use for an already approved Licensed Product).

1.76 “Regulatory Approval” means, with respect to a pharmaceutical or biological product in a country, any and all licenses, registrations, authorizations and approvals of the applicable Governmental Authority, including a Biologics License Application (BLA) in the United States or any foreign equivalent thereof, as applicable, that are necessary to Commercialize such product in such country, but which shall exclude any pricing or reimbursement authorizations and approvals.

1.77 “Regulatory Authority” means any Governmental Authority responsible for granting Regulatory Approvals. “Regulatory Authority” includes the FDA, NMPA and any corresponding national or regional regulatory authorities, and any successor agency of the foregoing.

1.78 “Regulatory Documents” means any filing, application or submission with any Regulatory Authority, including authorizations, approvals or clearances arising from the foregoing, including Regulatory Approvals, and all written correspondence or written communication with or from the relevant Regulatory Authority, as well as minutes of any material meetings, telephone conferences or discussions with the relevant Regulatory Authority, in each case, with respect to the Licensed Therapeutic or the Licensed Product.

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1.79 “Regulatory Exclusivity” means any exclusive marketing rights or data exclusivity rights (other than Patent Rights) conferred by any Regulatory Authority with respect to a pharmaceutical or medical product, including pediatric exclusivity and orphan drug exclusivity.

1.80 “Retained Territory” means greater China (which, for the purposes of clarity, means mainland China, Hong Kong, Macau, and Taiwan).

1.81 “Royalty Term” means, [***].

1.82 “Sublicensee” means any Third Party, including a co-development, co-promotion or co-marketing partner, to whom Company or any of its Affiliates grants a sublicense of the license(s) pursuant to Section 2.2, but excluding service providers, CROs, CMOs, wholesalers, distributors or other Subcontractors.

1.83 “TAR Regulations” shall mean the Administrative Regulations of the People’s Republic of China on Technology Agreement Recognition and Registration (《技术合同认定登记管理办法》) that were issued on February 16, 2000, as well as associated regulations, including the Technology Agreement Recognition Rules (《技术合同认定规则》) issued on July 18, 2001, as may be amended from time to time.

1.84 “Tax” or “Taxes” means all forms of preliminary or finally imposed taxation, domestic and foreign taxes, fees, levies, duties and other assessments or charges of whatever kind (including sales, use, excise, stamp, transfer, property, value added, goods and services, withholding and franchise taxes) together with any interest, penalties or additions payable in connection with such taxes, fees, levies duties and other assessments or charges.

1.85 “Third Party” means any Person other than a Party or an Affiliate of a Party.

1.86 “Third Party Licensee” means any Third Party holding a license (whether exclusive or non-exclusive) under the Licensed Technology in the Field in the Retained Territory, but excluding service providers, CROs, CMOs, wholesalers, distributors or other subcontractors.

1.87 “TIELR Regulations” means the Administrative Regulations of the People’s Republic of China on Technology Import and Export (《中华人民共和国技术进出口管理条例》) (Revised in 2020), as may be amended from time to time.

1.88 “Transaction Revenue” means:

(a) [***].

(b) [***]. For the avoidance of doubt, in the event this Agreement is terminated prior to a Change of Control transaction, no payments received by Company in connection with such Change of Control transaction shall constitute Transaction Revenue. To the extent Company is Developing or Commercializing more than one program at the time of a Change of Control transaction, the portion of the total consideration received in such Change of Control transaction that is attributable or reasonably allocable to the Licensed Product shall be determined by the Parties [***].

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1.89 “United States” means the United States of America.

1.90 “U.S. Bulk Data Final Rule” means the Final Rule Implementing Executive Order 14117 of February 28, 2024 (Preventing Access to Americans’ Bulk Sensitive Personal Data and United States Government-Related Data by Countries of Concern), 90 Fed. Reg. 1636.

1.91 “Valid Claim” means [***].

Additional Definitions. The following table identifies the location of additional definitions set forth in various Sections of this Agreement:

Definition	Section
Additional Cure Period	12.2(b)(ii)
Agreement	Preamble
Auditor	7.13
Bankruptcy Code	12.4
Biosimilar Application	11.3(c)
Combination Product	1.64
Company Indemnitees	10.2
Confidential Information	8.1
Data Breach	9.6(c)
Defaulting Party	12.2(b)(ii)
Development Milestone Event	7.3
Development Milestone Payment	7.3
Disclosing Party	8.1
Excluded Claims	13.7(e)
Grace Period	2.7(b)
Indemnification Claim Notice	10.3
Indemnified Party	10.3
Indemnifying Party	10.3
Initial Technology Transfer Plan	2.4(a)
Insolvency Event	12.2(c)
JSC	3.1(a)
Lead Licensed Therapeutic	1.60
Licensor Indemnitees	10.1
Losses	10.1
Manufacturing Technology Transfer	5.4
Manufacturing Technology Transfer Plan	5.4
New License Agreement	12.3(b)
Non-Defaulting Party	12.2(b)(ii)
Other Component	1.64
Other Program	2.7(b)
Other Recipients	8.4(d)

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Definition	Section
Patent Challenge	12.2(d)
PHSA	1.6
Product Infringement	11.3(a)
Product-Specific Licensed Patents	11.2(a)(i)
Proposed Publication	8.7
Receiving Party	8.1
Royalty Floor	7.8
Sales Milestone Event	7.4
Sales Milestone Payment	7.4
Selling Party	1.64
Subcontractor	2.3
Supply Wind-Down Period	5.4
Term	12.1
Third Party Acquisition	2.7(b)
Third Party Claims	10.1
Third Party Obligation	7.7(b)

ARTICLE 2

LICENSE

2.1 License Grants to Company.

(a) Exclusive License Grant to Company. Subject to the terms and conditions of this Agreement, Licensor hereby grants to Company an exclusive (even as to Licensor and its Affiliates), royalty-bearing, non-transferable (except in accordance with Section 13.3) license, with the right to grant sublicenses through multiple tiers (subject to Section 2.2), under the Licensed Technology and Licensor’s right and interest in any Joint Foreground Know-How and Joint Foreground Patents, to Develop, Manufacture, Commercialize, and otherwise Exploit any Licensed Therapeutics and Licensed Products in the Field in the Licensed Territory. Notwithstanding the foregoing, (A) Licensor retains the right (on behalf of itself, its Affiliates and its licensees, other than Company) under the Licensed Technology, with the right to grant licenses and sublicenses through multiple tiers, solely to Manufacture and have Manufactured the Licensed Therapeutics and Licensed Products anywhere in the world for obtaining Regulatory Approval of Licensed Products in any indications in the Retained Territory and Commercializing Licensed Products in any indications in the Retained Territory, and (B) for the avoidance of doubt, the license granted to Company under this Section 2.1(a) does not grant Company any right of access to, or license under, any Licensor Platform.

(b) Non-Exclusive License Grant to Company. Subject to the terms and conditions of this Agreement, Licensor grants to Company a non-exclusive, royalty-free, non-transferable (except in accordance with Section 13.3) license, with the right to grant sublicenses through multiple tiers (subject to Section 2.2), under the Licensed Technology and Licensor’s right and interest in any Joint Foreground Know-How and Joint Foreground Patents, to Manufacture any Licensed Therapeutics and Licensed Products in the Field in the Retained Territory, solely for the purpose of Exploiting the Licensed Therapeutic and Licensed Products in the Field in the Licensed Territory.

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2.2 Sublicenses to Third Parties.

(a) Subject to the rest of this Section 2.2, Company shall have the right to grant sublicenses of the licenses granted under Section 2.1 to Sublicensees, through multiple tiers, without the prior consent of Licensor.

(b) Each sublicense granted pursuant to this Section 2.2 shall be subject to a written agreement that is consistent with the terms and conditions of this Agreement, including (i) confidentiality and non-use provisions at least as restrictive or protective of the Parties as those set forth in this Agreement (but may be for shorter duration, if customary) and (ii) appropriate intellectual property assignment and license provisions to give effect of the intellectual property ownership and license provisions in this Agreement. Notwithstanding any such sublicense, Company will remain directly responsible for all of its obligations under this Agreement. Notwithstanding the foregoing, Company shall not be deemed to be in breach of this Agreement if such breach is caused by a Sublicensee, and Company (A) continues to use [***] to cause the Sublicensee to cure such breach in accordance with the applicable sublicense Agreement, and (B) if such breach is not cured within the applicable cure period set forth herein, terminates the applicable sublicense agreement with the Sublicensee and uses [***] to pursue remedies from such Sublicensee for such breach. Company shall provide Licensor with a copy of each executed sublicense agreement with any Sublicensee within [***] after the execution thereof; provided that, Company may redact any terms of any such sublicense agreement not necessary for Licensor to verify that Company or such sublicense agreement complies with the requirements of this Agreement.

2.3 Right to Subcontract. Company shall have the right to engage CROs, CMOs, distributors and other Third Parties to perform its activities under this Agreement (each, a “Subcontractor”), and to grant sublicenses of the licenses granted under Section 2.1 to any such Subcontractor, provided that (i) Company shall cause its Subcontractors to be bound by written obligations of confidentiality and non-use at least as restrictive as those set forth in this Agreement, and (ii) Company shall remain directly responsible for any obligations that have been subcontracted to a Subcontractor.

2.4 Disclosure of the Licensed Technology and Transfer of Licensed Know-How.

(a) Within [***] after the Effective Date, the Parties shall agree on an initial technology transfer plan which shall set forth each Party’s respective responsibilities and the timelines for the transfer to Company of all Regulatory Documents and Licensed Know-How existing as of the Effective Date (the “Initial Technology Transfer Plan”). The Initial Technology Transfer Plan shall serve as the governing framework for the orderly and efficient transfer of such Regulatory Documents and Licensed Know-How from Licensor to Company and may be amended by [***]. The Initial Technology Transfer Plan shall include a complete list of all Regulatory Documents and all Licensed Know-How existing as of the Effective Date, which Licensor shall, [***], transfer to Company in their original language via electronic records. Upon [***], Licensor shall use [***] to provide all additional technical and regulatory assistance [***] to enable Company to file an IND in the Licensed Territory or to effect the transfer or assignment of Licensor’s Existing IND to Company, in each case subject to Company’s reimbursement of [***] and [***] incurred by Licensor in providing such assistance.

(b) Following completion of the initial technology transfer described in Section 2.4(a) and on a [***]-basis, each Party shall, without additional costs to the other Party, provide updates to such other Party regarding any Licensed Know-How, if such Party is Licensor, or Company IP, if such Party is Company (in each case, including Regulatory Documents and Data) that comes into the Control or possession of such Party or any of its Affiliates during the Term, and, upon such other Party’s request, [***] transfer to such other Party, in such format as such other Party may [***] request, true, accurate and complete copies of all documentation or other embodiments of such Licensed Know-How or Company IP, as applicable.

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2.5 License Grants to Licensor. Company hereby grants to Licensor a non-exclusive, fully paid-up, royalty-free, non-transferable (except in accordance with Section 13.3) license, with the right to grant sublicenses through multiple tiers (in accordance with Section 2.6), under the Company IP and Company’s right and interest in any Joint Foreground Know-How and Joint Foreground Patents, solely to (a) Develop and Commercialize the Licensed Therapeutic and Licensed Products in the Field in the Retained Territory and (b) Manufacture and have Manufactured the Licensed Therapeutics and Licensed Products anywhere in the world solely for obtaining Regulatory Approval of Licensed Products in any indications in the Retained Territory and Commercializing Licensed Products in any indications in the Retained Territory.

2.6 Sublicensing in Retained Territory. Licensor may grant sublicenses under the license granted by Company under Section 2.5 to a Third Party Licensee, in multiple tiers, provided that each such sublicense shall be granted in writing and consistent with the terms and conditions of this Agreement, including (a) confidentiality and non-use provisions at least as restrictive or protective of the Parties as those set forth in this Agreement (but may be for shorter duration, if customary) and (b) appropriate intellectual property assignment and license provisions to give effect to the intellectual property ownership and license provisions in this Agreement, including allowing Licensor to retain Control of all Patent Rights or Know-How developed by any Third Party Licensee under this Agreement. Licensor shall be solely responsible for the activities and conduct of its Third Party Licensee and ensure its Third Party Licensee complies with the applicable terms of this Agreement.

2.7 Non-Compete.

(a) During the Term, each Party shall not, and shall ensure its Affiliates do not, independently or for or with any Third Party, including by grant of any rights to any Third Party, directly or indirectly, research, Develop or Commercialize any Competing Product.

(b) Notwithstanding Section 2.7(a), in the event that [***], such Party shall not be in breach of Section 2.7(a) to the extent such Party, [***].

(c) In the event of [***], the exclusivity obligations of such Party set forth in Section 2.7(a), as applicable, shall not apply to [***].

(d) With respect to Section 2.7(b) or 2.7(c), such Party and its Affiliates (including the applicable Acquiror) shall (i) adopt [***] procedures (which include [***]) to segregate and prevent the disclosure and use of any Confidential Information of either Party relating to the Licensed Therapeutics or Licensed Products or any Licensed Technology, Company IP or Foreground Know-How, in each case, in a manner that is not in compliance with Section 2.7(b) or 2.7(c), (ii) ensure that no personnel who were employees or consultants of such Third Party at any time prior to or after such Third Party Acquisition or Change of Control, as applicable, conduct any activities under this Agreement, and (iii) create effective information barriers between the personnel working on such Other Program and the personnel working on the Licensed Therapeutic and the Licensed Product or having access to data from activities performed under this Agreement or Confidential Information of the Parties.

2.8 No Implied Licenses. Except as expressly set forth herein, neither Party shall acquire any license or other intellectual property interest, by implication or otherwise, under any Patent Rights, Know-How, trademarks, or other intellectual property rights of the other Party.

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ARTICLE 3

GOVERNANCE

3.1 Joint Steering Committee.

(a) [***] after the Effective Date, the Parties shall establish a joint steering committee (the “JSC”), composed of [***] representatives of each Party. Each Party may replace its representatives on the JSC on [***] notice to the other Party, but each Party shall strive to maintain continuity in the representation of its JSC members. [***] shall appoint [***] of its representatives on the JSC to act as a chairperson of the JSC. The chairperson of the JSC shall be responsible for (i) calling JSC meetings on no less than [***] notice, unless exigent circumstances require shorter notice, and (ii) preparing and circulating minutes of each JSC meeting within [***] after the meeting for review and approval of the Parties, and shall have no additional right or authority at the JSC.

(b) The JSC shall hold meetings at such times as it elects to do so, but in no event shall such meetings be held less frequently than [***], unless otherwise agreed by the Parties. JSC meetings may be held in person or by audio or video teleconference. [***] shall be solely responsible for the costs and expenses incurred by [***] in attending any JSC meeting. No action taken or decision made at any JSC meeting shall be effective unless at least [***] representative of each Party is participating.

(c) Each Party may from time to time invite [***] number of participants, in addition to its representatives, to attend the JSC meetings in a non-voting capacity; provided, that if either Party intends to have any Third Party attend such a meeting, then such Party shall provide at least [***] notice to the other Party and obtain the other Party’s approval for such Third Party to attend such meeting, which approval shall not be unreasonably withheld, conditioned, or delayed. Such Party shall ensure that such Third Party is bound by confidentiality and non-use obligations substantially similar to the terms of this Agreement prior to attending such meeting (but for shorter duration if customary).

(d) The JSC shall:

(i) coordinate and oversee the transfer and transition activities undertaken pursuant to Section 2.4;

(ii) coordinate and facilitate information sharing and other communications with respect to the transition plan for the transfer of the IND in accordance with Section 4.6;

(iii) review, discuss and approve the Manufacturing Technology Transfer Plan pursuant to Section 5.4, and coordinate and oversee the Manufacturing Technology Transfer in accordance with the Manufacturing Technology Transfer Plan;

(iv) coordinate and facilitate Data sharing and other communications on the Development activities for the Licensed Product in the Licensed Territory and the Retained Territory; and

(v) perform such other functions as are assigned to it in this Agreement or as appropriate to further the purposes of this Agreement to the extent agreed in writing by the Parties.

In addition, the JSC shall have authority to establish joint subcommittees as it deems necessary or advisable to further the purposes of this Agreement, composed of [***] of each Party. Unless otherwise agreed by the Parties, each such joint subcommittee shall [***].

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(e) Unless the Parties mutually agree to disband and no longer participate in the JSC, or [***] elects [***] to disband the JSC upon [***] notice to [***], the JSC shall continue to exist until [***].

3.2 JSC Decision-Making.

(a) All decisions within the decision-making authority of the JSC shall be made by [***] vote, with each Party’s representatives collectively having [***] vote. If the JSC is unable to reach agreement as to a particular matter within its jurisdiction, within [***] after such matter has been brought to the JSC for resolution, then such disagreement shall be referred to the Executive Officers of the Parties for resolution.

(b) If the Executive Officers do not fully resolve any matter within the JSC’s authority and referred to them under Section 3.2(a) [***] of the matter being referred to them, then, the following shall apply:

(i) Company shall have final decision-making authority with respect to any such matter to the extent relating to the [***], provided that Company shall not make any such decision that would [***] affect (1) [***], or (2) [***]; and

(ii) Licensor shall have final decision-making authority solely with respect to matters exclusively relating to the [***], provided that Licensor shall not make any such decision that would [***] affect [***].

(c) The JSC shall only have the powers expressly assigned to it in this Section 3.2 and elsewhere in this Agreement and shall not have the authority to: (i) modify or amend the terms and conditions of this Agreement; (ii) waive, determine or interpret either Party’s compliance with the terms and conditions of this Agreement; or (iii) make any decision that could [***] be expected to require the other Party to take any action that such other Party [***] believes would (A) require such other Party to violate any Applicable Law or any agreement with any Third Party entered into by such other Party or (B) require such other Party to infringe or misappropriate any intellectual property rights of any Third Party.

3.3 [***]. In conducting themselves on the JSC and any subcommittees, and in exercising the Parties’ rights under this Article 3, all representatives of both Parties shall consider [***] all input received from the other Party, and shall use [***] to reach consensus on all matters before the JSC or any subcommittees. In exercising any decision-making authority granted to it under this Article 3, each Party shall act based on [***].

ARTICLE 4

DEVELOPMENT AND REGULATORY MATTERS

4.1 Company Development. Company, itself or through its Affiliates or Sublicensees, shall use [***] to Develop and seek Regulatory Approval for at least [***] Licensed Product in the United States. As between the Parties, Company shall have the sole right and responsibility to conduct Development activities with respect to the Licensed Therapeutics and the Licensed Products in the Licensed Territory in its sole discretion and at [***] cost and expense.

4.2 Licensor Development. Licensor, itself or through its Affiliates or sublicensees, shall be responsible for all research, Development, and regulatory activities, and the associated costs of such activities for the Licensed Therapeutics and Licensed Products in the Retained Territory. For clarity, Licensor is not obligated to conduct any such research, Development, and regulatory activity in the Retained Territory.

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4.3 Development Updates. No less frequently than [***] during the Term, each Party shall provide the JSC with a [***] update summarizing its Development of Licensed Products, including [***]. Each Party shall also establish a secure link that includes adequate encryption safeguards to provide the other Party with electronic access to such information. Such updates shall be the Confidential Information of the Party providing the update pursuant to Section 8.1.

4.4 Regulatory Activities in the Licensed Territory.

(a) Except as otherwise provided in Section 4.4(b), Company shall have the sole right and responsibility, at [***] cost and expense, for all regulatory activities leading up to and including the obtaining, holding and maintaining of Regulatory Approvals and any pricing or reimbursement approvals, as applicable, for Licensed Products from Regulatory Authorities in the Licensed Territory. Company or its designee shall own all Regulatory Approvals and other Regulatory Documents with respect to the Licensed Products in the Licensed Territory.

(b) Licensor shall [***] cooperate with Company in obtaining, holding and maintaining any IND and other Regulatory Documents for a Licensed Product in the Licensed Territory by providing, to the extent Controlled by Licensor, access to Regulatory Documents for the Licensed Therapeutic and Licensed Products (to the extent not already transferred to Company pursuant to Section 2.4) and access to and a copy of any and all Data (including raw Data and records) with respect to the Licensed Therapeutic and Licensed Products.

4.5 Right of Reference and Use of Data. Licensor hereby grants to Company a right of reference to all Regulatory Documents pertaining to Licensed Products in the Field submitted by or on behalf of Licensor, its Affiliates and, its Third Party Licensees, for the purpose of seeking, obtaining and maintaining Regulatory Approval and any pricing or reimbursement approvals, as applicable, of Licensed Products in the Field in the Licensed Territory. Company hereby grants to Licensor a right of reference to all Regulatory Documents pertaining to Licensed Products in the Field submitted by or on behalf of Company, its Affiliates and, its Sublicensees, for the purpose of seeking, obtaining and maintaining Regulatory Approval and any pricing or reimbursement approvals, as applicable, of Licensed Products in the Field in the Retained Territory. If requested by either Party, the other Party will provide a signed statement to this effect in accordance with Applicable Laws. Subject to the terms and conditions of this Agreement and Applicable Law and in addition to its adverse event and safety data reporting obligations pursuant to Section 4.7, each Party shall [***] provide the other Party with copies of all Data, results and all supporting documentation (e.g., protocols, CRFs, analysis plans) generated from its Development of a Licensed Product in the Field in the Applicable Territory of such Party, and each Party shall have the right to use the Data, results and all supporting documentation (e.g., protocols, CRFs, analysis plans) provided by the other Party for the purpose of Developing, seeking, obtaining and maintaining Regulatory Approval for, and Commercializing the Licensed Therapeutics and Licensed Products in the Field in the Applicable Territory of such Party.

4.6 Transfer of IND. [***] following the Effective Date, Licensor shall transfer to Company Licensor’s Existing IND and related filings, for the Licensed Product in the United States and shall provide Company with the complete and up-to-date files or copies of all Regulatory Documentation, with respect to the Licensed Product in the United States (to the extent not already transferred to Company pursuant to Section 2.4), as set forth in more detail in a transition plan entered into by the Parties to effect the foregoing transfer of the IND. All filings, letters and other documentation necessary to effect such assignment and transfer of such IND will be provided by Licensor. The Parties shall follow guidance of the FDA guideline for the transfer of the IND to Company.

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4.7 Adverse Events and Safety Data Reporting. Upon a Party’s request, the other Party shall, on a [***] basis [***] provide to the requesting Party (or its Affiliates or Sublicensees (with respect to Company) or Third Party Licensees (with respect to Licensor)) safety Data and information concerning adverse events or any other safety issue of any significance and product quality and product complaints involving adverse events, in each case with respect to Licensed Products in its Applicable Territory, including such information provided to the non-requesting Party by its Sublicensees (with respect to Company) or Third Party Licensees (with respect to Licensor), in each case, sufficient for the requesting Party, its Affiliates and Sublicensees (with respect to Company) or Third Party Licensees (with respect to Licensor) to comply with Applicable Laws and requirements from Regulatory Authorities in its Applicable Territory. If required by the applicable Regulatory Authorities or otherwise requested by Company [***], the Parties will negotiate [***] and enter into a safety data exchange agreement for a Licensed Product and as between the Parties, Company (or its Affiliates or Sublicensees) shall control the global safety database for the Licensed Product.

4.8 Notice of Regulatory Action. Each Party shall [***], notify the other Party of any information that it receives regarding any threatened or pending action, inspection or communication by or from a Governmental Authority or Regulatory Authority that would [***] affect the Exploitation of the Licensed Therapeutic or Licensed Products in the Licensed Territory or the Retained Territory.

ARTICLE 5

MANUFACTURE AND SUPPLY

5.1 Company Manufacturing. Subject to the rest of this Article 5, as between the Parties, Company shall have the sole right and responsibility to, in its sole discretion and at [***] cost and expense, conduct Manufacturing activities with respect to the Licensed Therapeutics and the Licensed Products for the purpose of Exploiting the Licensed Therapeutic and Licensed Products in the Field in the Licensed Territory.

5.2 Clinical Supply. Within [***] following the Effective Date, Licensor (or an Affiliate of Licensor) and Company shall use [***] to enter into a mutually agreeable clinical supply agreement (and associated quality agreement) pursuant to which Licensor, its Affiliate or CMO will Manufacture and supply to Company and its Affiliates and its or their Sublicensees Licensed Therapeutics or Licensed Product for use in Clinical Trials in the Licensed Territory at [***].

5.3 Commercial Supply. Within [***] prior to the date Company anticipates its First Commercial Sale in the Licensed Territory, Licensor (or an Affiliate of Licensor) and Company shall enter into a mutually agreeable commercial supply agreement (and associated quality agreement) pursuant to which Licensor, its Affiliate or CMO will Manufacture and supply to Company and its Affiliates and its or their Sublicensees Licensed Therapeutics or Licensed Product for commercial use in the Licensed Territory, unless otherwise agreed by the Parties.

5.4 Manufacturing Technology Transfer. [***], the Parties, through the JSC, shall enter into a technology transfer plan approved by the JSC (such plan, the “Manufacturing Technology Transfer Plan”) designed to enable Company or its designee to independently Manufacture the Licensed Therapeutic and Licensed Products in a manner substantially consistent with Licensor’s then-current Manufacturing processes and applicable regulatory requirements. Pursuant to the Manufacturing Technology Transfer Plan, Licensor shall, and shall use [***] to cause its Affiliate(s) or CMO(s) to, as applicable, transfer to

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AND (II) IS THE TYPE THAT REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

Company or its designee any Licensed Know-How Controlled by Licensor or its Affiliates or CMO(s) that is [***] or [***] to enable Company or its designee to Manufacture the Licensed Therapeutic and Licensed Products, including all Manufacturing processes, CMC data, specifications, analytical methods, validation data, batch records, standard operating procedures, and other relevant technical and regulatory documentation, in each case, as practiced by or on behalf of Licensor or any of its Affiliates or CMO(s) for the Manufacturing of the Licensed Therapeutic and Licensed Products (the “Manufacturing Technology Transfer”). Company shall reimburse Licensor for [***] by Licensor in providing the Manufacturing Technology Transfer. The Manufacturing Technology Transfer Plan shall include a detailed list of all documents, materials, data, and other information to be transferred, as well as a timeline and defined activities (including reasonable technical assistance, training, and consultation) sufficient to enable a successful and complete transfer of the Manufacturing Technology Transfer. Company may, [***] elect to assume Manufacturing. Upon such election, Licensor shall [***] initiate and use [***] to complete the Manufacturing Technology Transfer Plan. If, during the Term following such initial request, Licensor develops any additional Manufacturing-related Licensed Know-How, Licensor shall provide such additional Manufacturing-related Licensed Know-How to Company in accordance with Section 2.4(b). Upon completion of the Manufacturing Technology Transfer, the clinical and commercial supply agreements entered into between the Parties under Section 5.2 and Section 5.3 shall not automatically terminate but shall instead remain in effect for a transition period of [***] following the date of such completion (the “Supply Wind-Down Period”), during which Licensor shall continue to supply Licensed Therapeutics and Licensed Product to Company, its Affiliates, and its or their Sublicensees in accordance with the terms of such agreements. Upon expiration of the Supply Wind-Down Period, the clinical and commercial supply agreements shall terminate, and Licensor shall have no further obligation to supply to Company and its Affiliates and its or their Sublicensees any Licensed Therapeutics or Licensed Product; provided, however, that any purchase orders accepted by Licensor prior to the expiration of the Supply Wind-Down Period shall be fulfilled in accordance with their terms notwithstanding such expiration.

5.5 Cooperation and Assistance. At [***] request and at [***] cost and expense, Licensor will provide Company and its designees [***] assistance with respect to the Manufacturing Technology Transfer, including by providing Company and its designees with [***] access by teleconference or videoconference (or, to the extent requested by Company, in-person meetings) to personnel of Licensor, its Affiliates or any of its CMO(s) involved in Development or Manufacturing matters related to the Licensed Know-How, as applied to Licensed Therapeutics and Licensed Products, to provide a [***] level of technical assistance and consultation in connection with such Manufacturing Technology Transfer.

ARTICLE 6

COMMERCIALIZATION

6.1 Commercialization Activities. Company (and its Affiliates and Sublicensees) shall have the sole right and responsibility, at [***] cost and expense, to conduct Commercialization activities with respect to the Licensed Therapeutic and the Licensed Products in the Licensed Territory in its sole discretion. Company shall use [***] to achieve First Commercial Sale of a Licensed Product in the Field in the United States where Regulatory Approval for such Licensed Product has been obtained.

6.2 Diversion. Each Party covenants and agrees that it shall not, and shall ensure that its Affiliates, Third Party Licensees (with respect to Licensor) and Sublicensees (with respect to Company) do not, either directly or indirectly, promote, market, distribute, import, sell or have sold any Licensed Products, including via the Internet or mail order, to any Third Party or to any address or Internet Protocol address or the like in the other Party’s Applicable Territory; provided that each Party shall have the right to attend conferences and meetings of congresses in the other Party’s Applicable Territory and to promote and market, for their Applicable Territory, Licensed Products to Third Party attendees at such conferences and

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL

AND (II) IS THE TYPE THAT REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

meetings, subject to this Section 6.2. Neither Party shall engage, or shall permit its Affiliates, Third Party Licensees (with respect to Licensor) or Sublicensees (with respect to Company) to engage, in any advertising or promotional activities relating to any Licensed Products for use directed primarily to customers or other buyers or users of Licensed Products located in any country, jurisdiction or region in the other Party’s Applicable Territory, or solicit orders from any prospective purchaser located in any country, jurisdiction or region in the other Party’s Applicable Territory. If a Party or any of its Affiliates, Third Party Licensees (with respect to Licensor) or Sublicensees (with respect to Company) receives any order for Licensed Products for use from a prospective purchaser located in a country, jurisdiction or region in the other Party’s Applicable Territory, then such Party shall [***], but in any event within [***], refer that order to such other Party and shall not accept any such orders. Neither Party shall, or shall permit its Affiliates, Third Party Licensees (with respect to Licensor) or Sublicensees (with respect to Company) to, deliver or tender (or cause or knowingly permit to be delivered or tendered) any Licensed Products for use in the other Party’s Applicable Territory.

ARTICLE 7

PAYMENTS

7.1 Upfront Payment. As part of the consideration for the licenses and rights granted hereunder, Company shall pay to Licensor a one-time, non-refundable and non-creditable upfront payment of Eighty-Five Million Dollars ($85,000,000) within [***] of the Effective Date.

7.2 Equity Investment. As part of the consideration for the licenses and rights granted hereunder, on the Effective Date, the Parties will enter into certain Equity Documents, pursuant to which Company shall issue to Licensor a warrant to purchase such amount of the shares of non-voting (except as otherwise provided in the Equity Documents) Series A-1 preferred stock of the Company equal to nineteen point nine percent (19.9%) of the Company’s fully-diluted capitalization as of immediately after the completion of the Series A financing of the Company. The equity to be received by Licensor is subject to anti-dilution provisions as set forth in the Equity Documents to maintain Licensor’s shareholding percentage at 19.9% (without additional cost on the part of Licensor) during the Anti-Dilution Period (as defined in the Equity Documents). Licensor shall receive other customary investor rights as held by the Company’s other Series A investors as set forth in the Equity Documents.

7.3 Development and Regulatory Milestones. Upon the first achievement by Company, its Affiliate or Sublicensee of a development milestone event set forth in the table below (each a “Development Milestone Event”), Company shall make the corresponding one-time, non-refundable and non-creditable payment (each a “Development Milestone Payment”) to Licensor. Each of the Development Milestone Payments shall be payable only once upon the first achievement of the corresponding Development Milestone Event, and the maximum amount of Development Milestone Payments payable to Licensor shall be One Hundred Sixty-Seven Million Dollars ($167,000,000).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL

AND (II) IS THE TYPE THAT REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

#	Development Milestone Event	Development Milestone Payment (USD)
1.	[***]	[***]
2.	[***]	[***]
3.	[***]	[***]
4.	[***]	[***]
5.	[***]	[***]
6.	[***]	[***]
7.	[***]	[***]

	Total	$167,000,000

(a) [***].

(b) Company shall provide Licensor with [***] notice of the achievement of each Development Milestone Event within [***] after such Development Milestone Event has been achieved. Following receipt of such notification, Licensor shall invoice Company for the amount of the applicable Development Milestone Payment, and Company shall make the corresponding Development Milestone Payment within [***] after receipt of such invoice. Notwithstanding the foregoing, if a Development Milestone Event is achieved by a Sublicensee or a successor of Company, then each of such notification and payment periods shall be extended by [***].

7.4 Sales Milestones. Following the First Commercial Sale of the first Licensed Product, upon the first achievement of each sales-based milestone event for all Licensed Product set forth in the table below (each a “Sales Milestone Event”), Company shall make the corresponding one-time, non-refundable and non-creditable payment (each a “Sales Milestone Payment”) to Licensor. For clarity, each of the Sales Milestone Payment shall be payable only once upon the first achievement of the corresponding Sales Milestone Event, and the maximum amount of Sales Milestone Payments payable to Licensor shall be One Billion Eight Hundred Eighty Million dollars ($1,880,000,000). Company shall provide Licensor with written notice of the achievement of each Sales Milestone Event within [***] after the end of the Calendar Quarter in which such Sales Milestone Event has been achieved. Following receipt of such notification, Licensor shall invoice Company for the amount of the applicable Sales Milestone Payment, and Company shall make the corresponding Sales Milestone Payment within [***] after receipt of such invoice.

Sales Milestone Event	Sales Milestone Payment (USD)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Total	$1,880,000,000

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL

AND (II) IS THE TYPE THAT REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

In the event that more than one Sales Milestone Events are achieved in a given Calendar Year, Company shall pay Licensor all Sales Milestone Payments associated with the Sales Milestone Events achieved during such Calendar Year.

7.5 Royalty Payments to Licensor.

(a) Royalty Payments and Rates. Subject to the remainder of this Section 7.5, Section 7.7 and Section 7.8, on a Licensed Product-by-Licensed Product basis, during the Royalty Term for such Licensed Product in a country, Company shall pay Licensor royalties on aggregate annual Net Sales of such Licensed Product in the Licensed Territory as follows:

Aggregate Annual Net Sales in the Licensed Territory per Licensed Product	Royalty Rate
[***]	[***]%
[***]	[***]%
[***]	[***]%
[***]	[***]%
[***]	[***]%

(b) Royalty Termination Date. Following expiration of the Royalty Term for a given Licensed Product in a country in the Licensed Territory, (i) no further royalties shall be payable in respect of sales of such Licensed Product in such country, (ii) the sales of such Licensed Product in such country will be excluded from Net Sales for purposes of determining the royalties due hereunder (including that Net Sales of such Licensed Product in such country shall not be considered when determining the allocation of Net Sales among the royalty tiers set forth above) and Sales Milestone Events, and (iii) the licenses granted to Company under Section 2.1 with respect to such Licensed Product in such country shall automatically become fully paid-up, perpetual, irrevocable and royalty-free.

(c) Royalty Reductions.

(i) Valid Claim Expiration. If, in any [***] during the Royalty Term for a Licensed Product in a country in the Licensed Territory, (x) there are no Valid Claims within the Licensed Patents that Cover [***] such Licensed Product in such country, then the royalty rates under Section 7.5(a) shall be reduced by [***] in such [***] for such Licensed Product in such country, and (y) there are no Valid Claims within the Licensed Patents that Cover [***] of such Licensed Product in such country (but there are Valid Claims within the Licensed Patents that Cover the method of making such Licensed Product in such country), then the royalty rates under Section 7.5(a) shall be reduced by [***] in such [***] for such Licensed Product in such country. For clarity, the reductions described in clauses (x) and (y) above shall not apply cumulatively.

(ii) Biosimilar Competition. If, in any [***] during the Royalty Term for a Licensed Product in a country in the Licensed Territory, a Biosimilar Product is sold by a Third Party in such country for a Licensed Product and such Biosimilar Product constitutes [***] or more [***] sold in such country during such [***] (as published by [***]), then the royalty rates under Section 7.5(a) for such Licensed Product shall be reduced by [***] in such country for the remainder of the Royalty Term.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL

AND (II) IS THE TYPE THAT REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

(iii) Inflation Reduction Act Royalty Adjustments/MFN Pricing. If, during the Royalty Term for a Licensed Product, such Licensed Product is designated as a “selected drug” by the Secretary of the U.S. Department of Health and Human Services, and Company (or its Affiliate or Sublicensee) is required to negotiate a maximum fair price that shall apply to sales of such Licensed Product during the price applicability period as specified in the Inflation Reduction Act, or provisions of United States’ Applicable Laws that restrict the price chargeable in the United States (or any state thereof) with reference to prices charged in other countries, then the applicable royalty rates set forth in Section 7.5(a) for the Net Sales of such Licensed Product in the United States shall be reduced by a [***] by which the price of such Licensed Product is decreased as a result of such selection and the ensuing price negotiation pursuant to the Inflation Reduction Act or the United States’ Applicable Laws.

(iv) Compulsory Licenses for Licensed Product. In the event that a Governmental Authority requires Company or any of its Affiliates or Sublicensees to grant a compulsory license to a Third Party that permits such Third Party to make, sell, or otherwise commercially exploit a Licensed Product in a country in the Licensed Territory, then the applicable royalty rates set forth in Section 7.5(a) for the Net Sales of such Licensed Product sold in that country by such compulsory licensee shall be reduced to [***].

7.6 Royalty Reports and Payments. Within [***] after the end of each [***], commencing with the [***] of the First Commercial Sale of the first Licensed Product in the Licensed Territory, Company shall provide Licensor with a report that contains the following information for the applicable [***], on a Licensed Product-by-Licensed Product basis: (i) Net Sales for each Licensed Product on a Licensed Product-by-Licensed Product basis, (ii) calculation of the Net Sales during such [***] showing each deduction permitted under Section 1.64, and (iii) the royalties payable under this Section 7.5 (including [***] detail for any deductions to such royalties taken pursuant to Section 7.5(c) and Section 7.7, subject in each case to Section 7.8) for such [***]. Following receipt of such reports, Licensor shall invoice Company for the amount of the applicable royalty payments, and Company shall make the royalty payments within [***] after receipt of such invoice.

7.7 Third Party Payments.

(a) Subject to Section 1.20, each Party shall be solely responsible for making all payments owed by it to Third Parties under any agreement entered into by such Party (or its Affiliates) and the Third Parties, and neither Party shall have any obligation to make any such payments on behalf of the other Party.

(b) If Company (or any of its Affiliates or Sublicensees) (i) enters into any agreement with a Third Party on arm’s length terms (including any settlement agreement) to obtain rights under any Patent Rights (including any Know-How licensed therewith that is necessary to Exploit the Licensed Therapeutic or Licensed Products), that are necessary to (A) practice, have practiced, use, have used, develop, have developed, manufacture, have manufactured, commercialize, have commercialized, or otherwise exploit or have exploited the Licensed Technology as provided by Licensor as of the Effective Date or (B) Exploit the Licensed Therapeutic or Licensed Products, or (ii) is subject to a final court or other binding order or ruling that the Exploitation of any Licensed Product by or on behalf of Company, its Affiliates or its Sublicensees under this Agreement infringes, misappropriates or otherwise violates any Third Party Patent Rights (each of (i) and (ii), a “Third Party Obligation”), then, subject to Section 7.8, Company may offset [***] of the amount [***] made by Company, its Affiliates or Sublicensees pursuant to any Third Party Obligations to the extent related to the Exploitation of such Licensed Product [***], against any amount payable to Licensor under Section 7.5(a).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL

AND (II) IS THE TYPE THAT REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

7.8 Floor on Royalty Reductions. The royalty reductions and offsets set forth in each of subclauses (i) through (iv) of Section 7.5(c) and in Section 7.7(b) shall be cumulative during any [***] for each applicable Licensed Product in the applicable country in the Licensed Territory; provided, however, that notwithstanding any provision to the contrary in this Agreement, in no event shall the royalties payable to Licensor in accordance with Section 7.5(a) in any country in any [***] for any Licensed Product be reduced, pursuant to Section 7.5(c) or Section 7.7 to less than [***] of the amount that would otherwise be payable to Licensor in accordance with Section 7.5(a) in such country in such [***] for such Licensed Product (the “Royalty Floor”). If Company is precluded from taking a reduction or offset in a [***] by operation of the Royalty Floor, then Company shall be entitled to carry forward the amount of the reduction or offset that Company was unable to take during such [***] with respect to such Licensed Product and apply such amount to future [***] for such Licensed Product (subject to the Royalty Floor) until Company has taken the full amount of such reduction.

7.9 Downstream Transaction Revenue Share. If Company (a) enters into a sublicense agreement with a Sublicensee pursuant to Section 2.2 or (b) closes a Change of Control transaction, excluding transactions that are financing in nature such as private financings, IPO, or a reverse merger pursuant to which Company’s shares become publicly traded, in each case (a) and (b), prior to the events listed in the table below, Company shall pay to Licensor the corresponding share of all Transaction Revenue actually received by or for Company under such transaction within [***] of the date that such consideration is received by Company:

Downstream Transaction Timing	Downstream Transaction Revenue Share Percentage
[***]	[***]
[***]	[***]
[***]	[***]

7.10 Payment Method, Currency, and Exchange Rate. All payments to be made by Company to Licensor under this Agreement shall be made in Dollars by electronic funds transfer in immediately available funds to a bank account designated in writing by Licensor. Except as otherwise expressly provided herein, any payment shall be made by the paying Party to the other Party within [***] after receiving the invoice for such payment. For the purposes of calculating any sums due under this Agreement, Company shall convert any amount expressed in a foreign currency into Dollar equivalents, calculated using the average of the applicable currency conversion rate as published each day by The Wall Street Journal, (a) for sales, during the [***] in which such sales occurred or (b) for all other payments payable under this Agreement, during the [***] period ending on the day the payment obligation accrued. In the event that the “applicable currency conversion rate” as published by The Wall Street Journal is discontinued or no longer available, then the Parties shall mutually agree upon an alternate currency conversion index to be used for purposes of this Section 7.10.

7.11 Disputed Amounts. If Company disputes [***] any portion of an invoice for amounts to be reimbursed or paid by Company hereunder, Company shall [***] notify Licensor thereof, and the Parties shall use [***] to resolve such dispute expediently.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL

AND (II) IS THE TYPE THAT REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

7.12 Taxes.

(a) Responsibility. All payments under or in connection with this Agreement shall be inclusive of any Taxes and [***] shall be responsible for and shall bear, pay or set-off [***] Taxes assessed by a tax or other authority except as otherwise set forth in this Agreement.

(b) Withholding Tax. If Applicable Law requires withholding by Company or its Affiliates of any Taxes imposed upon Licensor or its Affiliates on account of any royalties and other payments paid under this Agreement for the benefit of Licensor or its Affiliates, such Taxes shall be retained by Company or its Affiliates as required by such Applicable Law from such remittable royalty and other payment and shall be timely remitted by Company or its Affiliates to the proper Tax authorities on behalf of Licensor or its Affiliates. Official receipts of the remittance by Company or its Affiliates of any such withholding Tax shall be [***] secured and sent by Company or its Affiliates to Licensor or its Affiliates as evidence of such payment. The Parties shall cooperate and exercise [***] to ensure that any withholding Taxes imposed on Licensor or its Affiliates are reduced as far as possible under the provisions of any Applicable Law, including any applicable double taxation agreement or treaty. Notwithstanding the foregoing, the Parties acknowledge and agree that if Company’s redomiciliation to (or assignment of this Agreement to an entity resident for purposes of an applicable Tax treaty in) a jurisdiction other than the jurisdiction in which Company is resident as of the Effective Date (but not, for the avoidance of doubt, a change in Applicable Law) leads to the imposition of withholding Tax liability on Licensor that would not have been imposed in the absence of such action or in an increase in such liability above the liability that would have been imposed in the absence of such action, then Company will reimburse Licensor for any such additional or increased withholding Tax liability (except to the extent that Licensor can reclaim it, provided that Licensor will be reimbursed for any reasonable out of pocket costs incurred in the reclaim).

7.13 Financial Audits. Company shall keep (and shall cause its Affiliates and Sublicensees to keep) complete and accurate records pertaining to the sale or other disposition of Licensed Products in [***] detail to permit Licensor to confirm the accuracy of all milestones, royalty and Transaction Revenue payments reported, for at least [***] following the end of the [***] to which such records pertain (or for such longer period as may be required by Applicable Law). Licensor shall have the right to cause an independent, certified public accountant of nationally recognized standing and [***] acceptable to Company (the “Auditor”) to audit such records solely to confirm Net Sales, milestones, royalty and Transaction Revenue payments for a period covering not more than the preceding [***], provided that such audits may not be performed more than [***] and [***], except for [***]. Such audits shall be performed during normal business hours upon at least [***] notice to Company. The Auditor will execute a written confidentiality agreement that is acceptable to Company with Company and will disclose to Licensor only such information as is [***] necessary to provide Licensor with information regarding any actual or potential discrepancies between amounts reported and amounts actually paid or payable under this Agreement. The report of the Auditor will include the methodology and calculations used to determine the results, will be delivered to Licensor and Company at the same time, and will be final [***] after delivery to both Parties, it being understood that either Party will have the right during such [***] period to discuss the report with the Auditor. Any disputes with respect to the findings of such Auditor may be referred by either Party to the dispute resolution procedure set forth in Article 13 within [***] following the delivery of the Auditor’s report. Licensor shall bear the full cost of such audit unless the report of the Auditor discloses an underpayment by Company of more than [***] of the amount due for any [***], in which case Company shall bear the full cost of such audit. Company shall pay the amount of any underpayment disclosed in any undisputed Auditor’s report, together with any interest owed thereon within [***] after delivery to the Parties of the final Auditor’s report. If such final Auditor’s report discloses an overpayment by Company of the amounts payable hereunder, Company shall have the right to offset such overpayment against future payments owed to Licensor under this Agreement following the audit in question. Any disclosures or reports disclosed to Licensor under this Section 7.13 shall be Company’s Confidential Information.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL

AND (II) IS THE TYPE THAT REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

7.14 Interest. Any payments or portions due under this Agreement that are not paid on the date such payments are due under this Agreement will bear interest at a rate equal to the lesser of: (a) [***]; or (b) [***].

ARTICLE 8

CONFIDENTIALITY; PUBLICATION

8.1 Confidential Information. “Confidential Information” means all non-public Know-How or other information, including proprietary materials or information, transferred, disclosed or otherwise made available by or on behalf of a Party (the “Disclosing Party”) to the other Party or its representatives (the “Receiving Party”) prior to, on or after the Effective Date, whether or not patentable and whether or not disclosed in written, oral graphical, machine-readable, electronic or other form or otherwise observed by the Receiving Party, and whether or not such information is marked as confidential or proprietary. It is understood and agreed by the Parties that the terms and conditions of this Agreement and any Licensed Know-How will be considered Confidential Information of both Parties and kept confidential by each of the Parties as set forth in this Article 8.

8.2 Non-Disclosure and Non-Use Obligation. Except as otherwise expressly set forth herein, the Receiving Party shall keep the Confidential Information of the Disclosing Party confidential using at least the same degree of care with which the Receiving Party holds its own confidential information, but in no event less than a [***] degree of care, and shall not (a) disclose such Confidential Information to any person or entity without the [***] approval of the Disclosing Party, except, solely to the extent necessary to exercise its rights or perform its obligations under this Agreement, to its employees, Affiliates, actual or bona fide potential Sublicensees (with respect to Company) and external attorneys, independent accountants or financial advisors, contractors, consultants or agents who have a need to know such Confidential Information, all of whom shall be bound by confidentiality and non-use obligations similar to the provisions of this Article 8 (but of shorter duration if customary) and for whose compliance herewith the Disclosing Party will be responsible, or (b) use such Confidential Information for any purpose other than for the purposes contemplated by this Agreement. The Receiving Party will use [***] efforts to cause the foregoing Persons to comply with the restrictions on use and disclosure set forth in this Section 8.2, and shall be responsible for ensuring that such Persons maintain the Disclosing Party’s Confidential Information in accordance with this Article 8.

8.3 Exemption. The foregoing confidentiality and non-use obligations shall not apply to: (a) information already in the possession of the Receiving Party prior to its disclosure by the Disclosing Party as evidenced by contemporaneous written records; (b) information that is already in the public domain as of the date of disclosure to the Receiving Party or that comes into the public domain thereafter by publication or otherwise through no breach of the obligations of confidentiality and non-use hereunder by the Receiving Party, including with respect to Section 8.7; (c) information that has been disclosed to the Receiving Party from another source free from any obligation of confidentiality and that was not directly or indirectly obtained from the Disclosing Party; or (d) information that is developed independently by employees, subcontractors, consultants or agents of the Receiving Party or any of its Affiliates without use of or reliance upon the Disclosing Party’s Confidential Information, as evidenced by contemporaneous written records.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

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AND (II) IS THE TYPE THAT REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

8.4 Permitted Disclosures. In addition to the exceptions contained in Section 8.2 and Section 8.3, the Receiving Party may disclose Confidential Information of the Disclosing Party to the extent (and solely to the extent) that such disclosure is reasonably necessary in the following instances:

(a) to comply with Applicable Law (including any securities law or regulation or the rules of a securities exchange pursuant to Section 8.5 below) or the order of a court of competent jurisdiction, provided that, where legally permissible, the Receiving Party [***] notifies the Disclosing Party of such obligation sufficiently prior to making such disclosure, so as to allow the Disclosing Party adequate time to take whatever action it may deem appropriate to protect the confidentiality of the information to be disclosed, and fully cooperates with the Disclosing Party, if so requested, in maintaining the confidentiality of such information by applying for a protective order or any similar legal instrument. In any event, the Receiving Party shall only disclose such Confidential Information to the extent required under Applicable Law and shall continue to treat such information as Confidential Information for all other purposes under this Agreement;

(b) to prosecute or defend litigation or to otherwise exercise its rights or perform its obligations in Section 11.4, to obtain or maintain Regulatory Approvals and other regulatory filings and communications, to file or prosecute patent applications as contemplated by this Agreement and to enforce Patent Rights in connection with the Receiving Party’s rights and obligations pursuant to this Agreement;

(c) to allow the Receiving Party to exercise its rights and perform its obligations under this Agreement, provided that such disclosure shall be consistent with the confidentiality and non-use obligations set forth herein; and

(d) to bona fide prospective or actual purchasers, acquirers, permitted assignees or merger candidates or to bona fide existing or potential investment bankers, investors, lenders, or financing sources solely for the purpose of evaluating or carrying out an actual or potential investment, acquisition, collaboration or license (“Other Recipients”), provided, that (i) such Other Recipients are bound by written obligations of confidentiality and non-use that are substantially similar to those set forth herein (but of shorter duration if customary) and (ii) the failure of such Other Recipients to comply with the terms and conditions of this Agreement shall be considered a breach of this Agreement by the Receiving Party.

8.5 Disclosure of Agreement. Either Party may disclose the terms of this Agreement (a) to the extent required or advisable to comply with the rules and regulations promulgated by the securities exchange on which such Party or its Affiliate is listed (or equivalent agencies), provided that such Party shall, where applicable, submit a confidential treatment request in connection with such disclosure, and shall disclose only such redacted form of this Agreement as may be [***] determined by such Party (with advice from attorneys), taking into consideration the comments of the other Party [***]; (b) to bona fide prospective or actual acquirers, permitted assignees or merger candidates, investment bankers, investors and lenders, or financing sources, or similar business partners, provided that such recipients are bound by a written confidentiality agreement with terms substantially as protective with respect to Confidential Information of the other Party as those contained herein (with reasonable and customary duration of confidentiality obligations); and (c) to the extent necessary to perform such Party’s obligations or exercise its rights under this Agreement, to any sublicensee, collaborator or potential sublicensee or collaborator of such Party, provided that any sublicensee, collaborator or potential sublicensee or collaborator agree in writing to be bound by obligations of confidentiality and non-use no less protective of the Disclosing Party than those set forth in this Article 8.

8.6 Publicity; Use of Name and Logo. Each Party may issue a press release announcing this Agreement and the transaction contemplated hereunder, provided that the timing and content of such press release shall be mutually agreed by the Parties, and each Party may issue a subsequent press release that discloses text previously approved pursuant to this Section 8.6, but only to the extent the underlying facts disclosed in such previously approved text are still true and accurate, and where the circumstances surrounding such disclosure have not changed. Except to the extent expressly permitted under this Agreement or required by Applicable Laws, each Party will not use the other Party’s or its Affiliates’ name or logo in any label, press release or product advertising, or for any other promotional purpose, without first obtaining the other Party’s [***] consent, not to be unreasonably withheld.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL

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8.7 Publications. As between the Parties, Company (and its Affiliates and Sublicensees) shall have the sole right to make any publication or presentation that relates to the Development and Commercialization activities with respect to the Licensed Products in the Licensed Territory. In the event a Party desires to publicly present or publish an article or other publication regarding the Licensed Therapeutics or Licensed Products (each such proposed presentation or publication, a “Proposed Publication”), such Party shall provide the other Party (via the JSC) with a copy of such Proposed Publication [***] in advance based on the circumstances of the Proposed Publication to the intended submission or presentation date. A Party agrees that it will not submit or present any Proposed Publication until (a) the other Party has provided [***] comments on the material in such Proposed Publication or (b) such time as the Proposed Publication is [***] to be presented or submitted, in which case such Party may proceed and the Proposed Publication will be considered approved in its entirety. If the proposing Party receives [***] comments from the other Party, it shall consider the comments of the other Party [***], but will retain the sole authority to submit the manuscript for such Proposed Publication; provided that the proposing Party agrees to (i) delete any Confidential Information of the other Party that the other Party identifies for deletion in its [***] comments, and (ii) delay such Proposed Publication for a period of up to an additional [***] after having provided the Proposed Publication to such other Party to enable the other Party to draft and file Patent Rights with respect to any subject matter to be made public in such Proposed Publication and to which the other Party has the applicable intellectual property rights to file such Patent Rights. The proposing Party shall provide the other Party a copy of the Proposed Publication at the time of the submission or presentation. Except for disclosures permitted under this Article 8, neither Party shall have the right to make any publication or presentation that relates to the scientific or technical results of any activities with respect to the Licensed Products. A Party shall require its Affiliates, (sub)licensees and subcontractors to comply with the obligations of this Section 8.7 as if they were such Party, and shall be liable for their non-compliance.

8.8 Survival; Return of Confidential Information. This Article 8 shall survive the expiration or termination of this Agreement and shall remain in full force and effect for [***] after such expiration or termination. Upon the expiration or termination of this Agreement, the Receiving Party shall return to the Disclosing Party (or, as directed by the Disclosing Party, destroy) all Confidential Information of the Disclosing Party that is in the Receiving Party’s possession or control; provided, however, that one (1) copy of any Confidential Information of the Disclosing Party may be retained and stored solely for the purpose of determining its obligations under this Agreement, provided that the non-disclosure and non-use obligation under this Article 8 shall continue to apply to any such copy. In addition, the Receiving Party shall not be required to return or destroy Confidential Information contained in any computer system back-up records made in the ordinary course of business, provided that such Confidential Information may not be accessed without the Disclosing Party’s prior written consent or as required by Applicable Law.

ARTICLE 9

REPRESENTATIONS, WARRANTIES, AND COVENANTS

9.1 Representations, Warranties of Each Party. Each Party represents and warrants to the other Party as of the Effective Date, and as applicable, covenants to the other Party, that:

(a) it is validly existing and in good standing under the Applicable Laws of the jurisdiction of its incorporation and has the full right, power and authority to enter into this Agreement, conduct the activities allocated to it under this Agreement, grant the licenses and assign the rights under this Agreement and disclose such information and Know-How that is disclosed in performance of its obligations under this Agreement;

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(b) this Agreement has been duly executed by it and is legally binding upon it, enforceable in accordance with its terms, and does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material Applicable Law of any court, governmental body or administrative or other agency having jurisdiction over it;

(c) neither it, nor any of its Affiliates are party to any agreements, oral or written, that conflict with its obligations under this Agreement; and

(d) neither it, nor any of its Affiliates, have been debarred.

9.2 Representations and Warranties of Licensor. Licensor represents and warrants to Company as of the Effective Date, that:

(a) all Licensed Patents existing as of the Effective Date are set forth on Schedule 1.56 hereto, and all Licensed Patents included therein are (i) valid and, [***], enforceable, (ii) being diligently prosecuted in the respective patent offices in the Licensed Territory in accordance with Applicable Law, and (iii) have been filed and maintained properly and correctly and all applicable fees have been paid on or before the due date for such payments;

(b) Licensor is the sole and exclusive owner of the Licensed Technology, free and clear of all liens and other encumbrances, and neither Licensor nor any Affiliate of Licensor is a party to any agreement with a Third Party pursuant to which Licensor or its Affiliate receives a license from such Third Party to any intellectual property that would constitute Licensed Technology if owned by Licensor;

(c) Licensor has complied [***] with all Applicable Law with respect to the filing, prosecution and maintenance of the Licensed Patents. Licensor has not received any dispute, alleged or threatened, [***] regarding inventorship with respect to any Licensed Patents.

(d) Licensor has the full right and authority to grant the licenses and rights granted to Company under this Agreement;

(e) neither Licensor, nor any of its Affiliates, have previously assigned, transferred, conveyed or otherwise encumbered, and shall not assign, transfer, convey or otherwise encumber during the Term, its right, title or interest in or to the Licensed Technology in a manner that would prevent Company or its Affiliates, subcontractors or Sublicensees from researching, Developing, Manufacturing or Commercializing Licensed Products or from otherwise Exploiting its rights and licenses granted or assigned by Licensor hereunder;

(f) there are no claims, judgments or settlements against or pending, or amounts with respect thereto, owed by Licensor or any of its Affiliates, with respect to the Licensed Technology and Licensor has not received [***] notice threatening any such claims, judgments or settlements;

(g) each person who has or has had any rights in or to any Licensed Technology existing as of the Effective Date has assigned and has executed an agreement assigning its entire right, title and interest in and to such Licensed Technology to Licensor, and Licensor shall be solely responsible for any payments to such person for such assignment, including reward and remunerations required under Applicable Law to inventors who are employees of Licensor or its Affiliates;

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(h) [***], no invention claimed in any Licensed Patent was made by any inventor(s) within [***] after termination of employment or otherwise departure from a former employer (such former employer may be any person other than Licensor), with such invention being related to the inventor’s duties or tasks assigned by the former employer during such former employment, as a result of which such former employer is entitled to “claw back” any right, title and interest in the invention under applicable laws, including the Patent Law of the People’s Republic of China and its implementing regulations and administrative rules;

(i) [***], the Development, Manufacture or Commercialization of the Licensed Therapeutics and Licensed Products as contemplated under this Agreement (a) does not infringe any claim of a Third Party Patent Right, or (b) does not misappropriate any Know-How or other intellectual property of any Third Party;

(j) there are no pending or threatened [***] claims, actions, suits or proceedings alleging that the Licensed Technology or the Licensed Therapeutics or Licensed Products, or any Development or Manufacture thereof conducted prior to the Effective Date, infringes or misappropriates the intellectual property rights of any Third Party, and, [***], no facts or circumstances exist that would [***] give rise to any such claims, actions, suits or proceedings;

(k) [***], no person is infringing or threatening to infringe or misappropriate or threatening to misappropriate the Licensed Technology;

(l) all information disclosed to Company by Licensor relating to the Licensed Technology and the Development of the Licensed Therapeutic and Licensed Product is, at the time of disclosure, accurate [***], and, as of the Effective Date, Licensor has not [***] concealed any material information relating to the Licensed Technology and the Development of the Licensed Therapeutic and Licensed Product;

(m) the Development of the Licensed Product is not funded by any Governmental Authority (including any state or provincial government agency), and there are no restrictions or other requirements, including any restrictions or requirements of any Governmental Authority or any Person that provided funding to Licensor or its Affiliates, that (i) prevent, preclude or restrict Licensor from granting the license under the Licensed Technology granted to Company hereunder, or transferring to Company any of the Licensed Technology or the Licensed Therapeutics or (ii) otherwise encumber Company’s practice of the license and rights granted to Company under this Agreement;

(n) (i) Licensor’s and each of its Affiliate’s Development activities relating to the Licensed Therapeutic and Licensed Products prior to the Effective Date have complied with and did not contravene and (ii) the execution, delivery and performance of this Agreement by Licensor complies with and does not contravene, in each case ((i) and (ii)), any and all Applicable Laws and applicable obligations arising from and any specific use restrictions of any Data Security and Protection Laws [***]; and

(o) Licensor’s and each of its Affiliate’s access to, use and disclosure of all data, documents or other information that are derived from, collected from, associated with or generated during its Development of the Licensed Therapeutic or any Licensed Product have been in [***] compliance with (i) applicable Data Security and Protection Laws and (ii) applicable ethics committee or institutional review board approvals.

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9.3 Covenant of Each Party. Each Party covenants to the other Party that:

(a) during the Term, it shall (and shall cause its Affiliate to) obtain and maintain in force all necessary consents, licenses, permits, approvals and other permissions to enable it to fulfil its obligations under this Agreement; and

(b) during the Term, it will not make any commitment to any Third Party, including entering into any license agreement or otherwise granting rights to a Third Party, in each case, in conflict with the rights granted by it hereunder.

9.4 Covenant of Licensor. Licensor covenants to Company that:

(a) neither Licensor, nor any of its Affiliates, shall assign, transfer, convey or otherwise encumber during the Term, its right, title or interest in or to the Licensed Technology in a manner that would prevent Company or its Affiliates and Sublicensees from researching, Developing, Manufacturing or Commercializing Licensed Products or from otherwise Exploiting its rights and licenses granted or assigned by Licensor hereunder; and

(b) [***] following the Effective Date, and in no event later than [***] thereafter, Licensor shall obtain all necessary approvals and supplemental consents for any patient informed consent forms or similar patient forms included in the Know-How as required by and in accordance with Applicable Law for Company to exercise its rights or perform its obligations under this Agreement. Licensor shall transfer to Company such approvals or supplemental consents in accordance with Section 2.4. For the avoidance of doubt, any such approvals or supplemental consents shall constitute Licensed Know-How.

9.5 Compliance with Law. Each Party hereby covenants to the other Party that, in the course of performing its obligations and exercising its rights under this Agreement, it shall comply with all Applicable Laws, including, as applicable, cGMP, GCP, and GLP standards, Anti-Corruption Laws and Data Security and Protection Laws, and shall not [***] employ or engage any Person who has been debarred by any Regulatory Authority, or, [***], is the subject of debarment proceedings by a Regulatory Authority. To the extent required by Applicable Law in mainland China, Licensor, at [***] cost and expense, shall file an executed copy of a confirmatory, short-form version of this Agreement, in a form approved by Company [***] (such approval not to be unreasonably withheld, delayed or conditioned), with the required Governmental Authorities in mainland China, on a confidential basis, solely for the purposes of fulfilling Licensor’s obligations under the TIELR Regulations or TAR Regulations, provided that Licensor shall procure a certified translation of the short-form agreement from a professional Third Party translation service [***] acceptable to Company and who is bound by obligations of confidentiality and non-use that are no less stringent than the confidentiality and non-use obligations contained herein and shall, prior to filing any such translation, give Company a right to review and approve such translation (such approval not to be unreasonably withheld, delayed or conditioned). Licensor shall inform Company [***] of any such filing and shall [***] provide Company with a copy of any TIELR Registration Certificate received from such filing. Except as required by Applicable Law in mainland China, Licensor shall not, as part of its filings under the TIELR Regulations or TAR Regulations, file or disclose this Agreement or any information not contained in the approved short-form agreement without Company’s [***] consent.

9.6 Data Transfer.

(a) Without limiting Section 9.6(b) or Section 9.6(c), with respect to Personal Data processed by a Party in exercise of its rights or performance of its obligations under this Agreement, each Party shall (i) comply with its respective obligations under applicable Data Security and Protection Laws;

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(ii) at all times during the Term, act in a manner such that it does not become subject to any prohibition or restriction that (A) prevents or restricts it from disclosing or transferring the Personal Data to the other Party, as required under this Agreement; or which (B) prevents or restricts it from Processing the Personal Data as envisaged under this Agreement. If either Party becomes aware of any circumstances that it [***] believes may give rise to such a prohibition or restriction, it shall notify the other Party [***] of the same and take [***] steps, including [***], to mitigate its impact on its performance of its obligations under this Agreement; (iii) as required by its respective obligations under applicable Data Security and Protection Laws and under this Agreement, at all times during the Term, provide all notices and obtain all consents that are sufficient in scope to enable such Party and the other Party to Process the Personal Data in order to (A) comply with its respective obligations under this Agreement and Applicable Laws; and (B) obtain the benefit of its rights under this Agreement (including, as applicable, the disclosure, transfer and receipt of all applicable Personal Data); (iv) implement and maintain [***] administrative, organizational, technical, and physical safeguards designed to (A) maintain the security and confidentiality of the Personal Data; and (B) protect against [***] threats or hazards to the security, availability, and/or integrity of the Personal Data, and to fulfil any related reporting obligations that may be imposed by Applicable Law; (v) notify the other Party [***] upon receipt of (A) any correspondence from a Governmental Authority in relation to the Processing of Personal Data, or (B) a request or notice from a data subject exercising rights under applicable Data Security and Protection Laws, including to access, rectify, or delete their Personal Data in relation to the Personal Data Processed under this Agreement; and (vi) [***] cooperate with the other Party to enable the other Party to fulfil its obligations, as applicable, under applicable Data Security and Protection Laws.

(b) Notwithstanding any other term or condition of this Agreement, neither Company, nor any of its Affiliates or Sublicensees, shall have any obligation under this Agreement to transfer or provide access to any Personal Data or other data or materials if such transfer or provision of access is, in the [***] opinion of Company ([***]), subject to the U.S. Bulk Data Final Rule and (i) not exempt under 28 C.F.R. § 202.510, § 202.511, or another exemption under the U.S. Bulk Data Final Rule or (ii) if with a foreign person that is not a Covered Person (as defined by the U.S. Bulk Data Final Rule) that does not agree to be bound by the onward transfer requirements under 28 C.F.R. § 202.302 of the U.S. Bulk Data Final Rule. If in either Party’s [***] judgment neither clause (i) nor clause (ii) of this subsection apply to the transfer or provision of access of Personal Data or other data or materials, and it is [***] practicable to otherwise implement such transfer or provision of access as a transaction that is not a “covered data transaction” as defined under the U.S. Bulk Data Final Rule, the Parties shall consider the feasibility of such an approach [***], provided that Company shall have the right to take all [***] measures to ensure its compliance with the U.S. Bulk Data Final Rule. To the extent that either Party [***] determines not to transfer Personal Data or other data or materials pursuant to this Section 9.6(b), it shall [***] notify the other Party and provide its rationale. Licensor shall provide all reasonably necessary assistance in complying with Company’s obligations under the U.S. Bulk Data Final Rule to the extent applicable to the Parties’ obligations and rights under this Agreement.

(c) To the extent this Agreement obligates a Party to transfer, disclose or otherwise make available to the other Party Personal Data and (i) such Party has not yet transferred, disclosed or otherwise made available such Personal Data to the other Party and (ii) such Party learns of any (Y) unauthorized access to, or acquisition, disclosure or other Processing of such Personal Data or (Z) other event or circumstance than constitutes a “personal data breach” or similar term as defined under applicable Data Security and Protection Laws, (any, a “Data Breach”), the Party that experienced the Data Breach shall (1) [***] notify the other Party; (2) [***] investigate such Data Breach; and (3) at the other Party’s [***] request, provide [***] levels of access and information to the other Party. The Parties shall [***] cooperate with each other in identifying any reasonable steps that should be implemented which are designed to limit, contain, or stop a Data Breach, and to fulfil any related reporting or notification obligations.

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(d) Without limiting the foregoing, if required by Data Security and Protection Laws or otherwise requested by either Party, the Parties shall negotiate and enter into a written agreement with respect to the collection, storage, transfer, processing and use of Personal Data by the Parties and their Affiliates as contemplated by this Agreement.

9.7 NO OTHER WARRANTIES. EXCEPT AS EXPRESSLY STATED IN THIS ARTICLE 9, (A) NO REPRESENTATION, CONDITION OR WARRANTY WHATSOEVER IS MADE OR GIVEN BY OR ON BEHALF OF COMPANY OR LICENSOR; AND (B) ALL OTHER CONDITIONS AND WARRANTIES WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE ARE EXPRESSLY DISCLAIMED, INCLUDING ANY CONDITIONS AND WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT. COMPANY MAKES NO WARRANTY, EITHER EXPRESS OR IMPLIED, THAT ITS DEVELOPMENT, MANUFACTURING OR COMMERCIALIZATION EFFORTS FOR THE LICENSED THERAPEUTICS OR LICENSED PRODUCTS WILL BE SUCCESSFUL OR ACHIEVE ANY PARTICULAR RESULT.

ARTICLE 10

INDEMNIFICATION

10.1 By Company. Company shall indemnify, defend and hold harmless Licensor, its Affiliates, and its and their directors, officers, employees and agents, and their respective successors, heirs and assigns (individually and collectively, the “Licensor Indemnitee(s)”) from and against all losses, liabilities, damages, judgments, awards, costs and expenses (including reasonable attorneys’ fees) (individually and collectively, “Losses”) incurred in connection with any claims, demands, actions, suits or other proceedings by any Third Party (individually and collectively, “Third Party Claims”) to the extent arising from (a) the Exploitation of the Licensed Therapeutics or Licensed Products by or on behalf of Company or any of its Affiliates, or Sublicensees, (b) the gross negligence or willful misconduct of Company or its Affiliates, Sublicensees or Subcontractors, or any Company Indemnitees, or (c) Company’s breach of this Agreement, including its representations, warranties and obligations, in each case of clauses (a) through (c), except to the extent such Losses arise out of any matter for which Licensor has obligations of indemnification pursuant to Section 10.2, with respect to which each Party will indemnify the other in proportion to their respective liability for such Losses.

10.2 By Licensor. Licensor shall indemnify, defend and hold harmless Company, its Affiliates, and its and their directors, officers, employees and agents, and their respective successors, heirs and assigns (individually and collectively, the “Company Indemnitee(s)”) from and against all Losses incurred in connection with any Third Party Claims to the extent arising from (a) the Exploitation of the Licensed Therapeutics or Licensed Products by or on behalf of Licensor or any of its Affiliates or Third Party Licensees (including, for clarity, any such Exploitation prior to the Effective Date or during the Term), (b) the gross negligence or willful misconduct of Licensor or its Affiliates, Third Party Licensees or subcontractors, or any Licensor Indemnitees, (c) Licensor’s breach of this Agreement, including its representations, warranties and obligations, and (d) the infringement or misappropriation of any Third Party Patent Right or other intellectual property or proprietary right of such Third Party by the technology or Know-How comprising, or used to develop, Licensor Platform, in each case of clauses (a) through (d), except to the extent such Losses arise out of any matter for which Company has obligations of indemnification pursuant to Section 10.1, with respect to which each Party will indemnify the other in proportion to their respective liability for such Losses.

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10.3 Indemnification Procedure. In the event that a Party seeks indemnification hereunder with respect to a Third Party Claim, the Party seeking indemnification (the “Indemnified Party”) shall [***] notify the other Party (the “Indemnifying Party”) [***] (an “Indemnification Claim Notice”) of any Third Party Claim in respect of which it intends to claim indemnification under this Article 10 upon [***] knowledge of any such claim or proceeding resulting in Losses, provided that any delay of such notice shall not affect the Indemnified Party’s right to indemnification hereunder, except to the extent that the Indemnifying Party has been prejudiced by such delay. The Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Losses (to the extent that the nature and amount of such Losses is known at such time). The Indemnifying Party may, [***], assume exclusive control of the defense and settlement of the Third Party Claim, subject to the limitations on settlement set forth below. If the Indemnifying Party assumes such defense, the Indemnifying Party may appoint as lead counsel in the defense of the Third Party Claim any legal counsel selected by the Indemnifying Party and [***] acceptable to the Indemnified Party and the Indemnifying Party will consult with the Indemnified Party with respect to a possible conflict of interest of such counsel retained by the Indemnifying Party. The Indemnified Party will have the right to participate in the defense thereof and to employ counsel, at [***] expense, separate from the counsel employed by the Indemnifying Party. If the Indemnifying Party does not commence actions to assume control of the defense of a Third Party Claim within [***] after the receipt by the Indemnifying Party of the Indemnification Claim Notice required pursuant to this Section 10.3, the Indemnified Party will have the right to defend such claim in such manner as it may deem appropriate at the [***] cost and expense of the Indemnifying Party. The Indemnified Party shall cooperate as may be [***] requested by the Indemnifying Party (and at [***] expense) in order to ensure the proper and adequate defense of any action, claim or liability covered by this indemnification. The Indemnifying Party may not settle or otherwise dispose of any Third Party Claim without the [***] consent of the Indemnified Party unless such settlement includes only the payment of monetary damages (which are fully paid by the Indemnifying Party), does not impose any injunctive or equitable relief upon the Indemnified Party, does not require any admission or acknowledgment of liability or fault of the Indemnified Party and contains an unconditional release of the Indemnified Party in respect of such Third Party Claim. For avoidance of doubt, matters related to the defense of any Third Party infringement claims governed by Section 11.4 shall remain subject to the control provisions set forth in Section 11.4.

10.4 Mitigation of Loss. Each Indemnified Party shall take and shall procure that its Affiliates take all such [***] steps and actions as are [***] necessary or as the Indemnifying Party may [***] require in order to mitigate any claims (or potential losses or damages) under this Article 10. Nothing in this Agreement shall or shall be deemed to relieve any Party of any common law or other duty to mitigate any losses incurred by it.

10.5 Limitation of Liability. NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES ARISING FROM OR RELATING TO ANY OF THE MATTERS CONTEMPLATED BY THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 10.5 IS INTENDED TO OR SHALL LIMIT OR RESTRICT THE (A) INDEMNIFICATION RIGHTS OR OBLIGATIONS OF EITHER PARTY UNDER SECTION 10.1 OR SECTION 10.2, (B) DAMAGES AVAILABLE FOR A PARTY’S BREACH OF ITS OBLIGATIONS UNDER ARTICLE 8 OR SECTION 2.7, (C) DAMAGES AVAILABLE IN THE CASE OF A PARTY’S FRAUD, GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT, OR (D) DAMAGES TO THE EXTENT THAT SUCH LIMITATION OR RESTRICTION WOULD BE INVALID BY APPLICABLE LAW.

10.6 Insurance. Each Party shall procure and maintain insurance, including product liability insurance, with respect to its activities hereunder that is consistent with normal business practices of prudent companies similarly situated at all times during which any Licensed Product is being clinically tested in human subjects or commercially distributed or sold. Each Party shall provide the other Party with evidence of such insurance upon request and shall provide the other Party with [***] notice at least [***] prior to the cancellation, non-renewal or material changes in such insurance. Such insurance shall not be construed to create a limit of each Party’s liability with respect to its indemnification obligations under this Article 10.

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ARTICLE 11

INTELLECTUAL PROPERTY

11.1 Ownership.

(a) As between the Parties, each Party shall own and retain ownership of (i) all Know-How and Patent Rights owned by such Party as of the Effective Date or that come into the Control of such Party during the Term outside the scope of this Agreement, and (ii) all Foreground Know-How and Foreground Patent Rights solely generated, created, developed, conceived or otherwise made by or on behalf of such Party, provided that, Licensor shall solely own all right, title and interest in and to any Foreground Know-How and Foreground Patent Rights that constitute a modification, improvement, alteration or enhancement to any Licensor Platform, and such Foreground Know-How and Foreground Patent Rights shall be included within the Licensed Technology. Subject to the rest of this Section 11.1, the Parties will each own an equal, undivided interest in any and all Joint Foreground Know-How and Joint Foreground Patents. Subject to terms and conditions of this Agreement, including the licenses granted in Section 2.1 or Section 2.5, each Party shall have the right to use and exercise its ownership rights in and to any and all Joint Foreground Know-How and Joint Foreground Patents without an accounting or obligation to, or consent required from, the other Party. Inventorship of any inventions conceived or reduced to practice in the course of performance of activities pursuant to this Agreement shall be determined in accordance with U.S. patent laws.

(b) Each Party shall [***] disclose to the other [***] any Foreground Know-How that is generated, created, developed, conceived or otherwise made during the Term by such Party or its Affiliates, including all invention disclosures or similar documents submitted by the directors, officers, employees, contractors or agents of such Party or its Affiliates, (sub)licensees or subcontractors relating to or comprising Foreground Know-How, in any event prior to the filing of any patent application with respect thereto. Each Party shall and hereby does assign, on behalf of itself and its Affiliates, to the other Party its rights and interests in and to any Foreground Know-How and Foreground Patent Rights that are owned by the other Party pursuant to Section 11.1(a). Each Party shall cause all of its Affiliates directors, officers, employees, contractors, agents and any others who perform activities for it (or its Affiliates) under this Agreement to assign to such Party (or its Affiliate) their rights in and to any Foreground Know-How and all intellectual property rights therein, except as prohibited by Applicable Law.

11.2 Patent Prosecution.

(a) Licensed Patents and Joint Foreground Patents.

(i) As between the Parties, Company shall have the first right to conduct Patent Prosecution of any Licensed Patents that are solely related to the Licensed Products (“Product-Specific Licensed Patents”) in the Licensed Territory and any Joint Foreground Patents, at [***] cost and expense. Company will keep Licensor [***] informed of the status of the Patent Prosecution of such Patent Rights, and will provide Licensor with copies of material correspondence received from any patent authority in connection with the Patent Prosecution of such Patent Rights, and consider Licensor’s comments [***]. Licensor shall [***] cooperate with and assist Company in connection with its activities under this Section 11.2(a)(i), upon Company’s [***] request, including by making scientists and scientific records reasonably available and the execution of all such documents and instruments and the performance of such acts as may be [***] necessary in order to permit Company to conduct the Patent Prosecution of such Patent Rights.

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(ii) If Company determines to abandon or otherwise not conduct Patent Prosecution of any pending or issued Product-Specific Licensed Patent in the Licensed Territory or any Joint Foreground Patent, then Company shall inform Licensor of such decision [***] allowing the applicable subject matter or such Patent Right to lapse or otherwise become unpatentable, abandoned, unenforceable or dedicated to the public, and Licensor shall thereafter have the right, but not the obligation, to continue the Patent Prosecution of such Patent Rights, at [***] cost and expense and subject to the foregoing information sharing obligation and review and comment rights in Section 11.2(a)(i) applied mutatis mutandis.

(iii) As between the Parties, Licensor shall have the sole right to control the Patent Prosecution of all Licensed Patents in the Retained Territory and all Licensed Patents that are not Product-Specific Licensed Patents anywhere in the world, at [***] sole cost and expense, provided that Licensor will consult with Company and consider Company’s comments [***] and will not take actions that would [***] have a material adverse effect on the Patent Prosecution of any Licensed Patents in the Licensed Territory.

(b) Other Patents. Except as expressly set forth in this Section 11.2, each Party shall have the sole right, [***], to conduct Patent Prosecution with respect to any and all Patent Rights owned or Controlled by such Party, at [***] sole cost and expense.

(c) Cooperation. Each Party shall provide the other Party all [***] assistance and cooperation in the Patent Prosecution efforts under this Section 11.2, including providing any necessary powers of attorney and executing any other required documents or instruments for such prosecution.

(d) Certain Licensed Patents. In the event that any subject matter of a Licensed Patent could be claimed under a Product-Specific Licensed Patent, then at the [***] request of the Company and [***], Licensor shall cause such subject matter to be divided from such Licensed Patent into separate Patent Rights (e.g., through the filing of one or more divisional, continuation, continuation-in-part or equivalent applications), which shall be deemed Product-Specific Licensed Patent(s).

11.3 Patent Enforcement.

(a) Notice. Each Party shall notify the other within [***] of becoming aware of any alleged or threatened infringement by a Third Party of any of the Licensed Patents or Joint Foreground Patents or any related declaratory judgment or equivalent action alleging the invalidity, unenforceability or non-infringement of any Licensed Patents or Joint Foreground Patents anywhere in the world (“Product Infringement”).

(b) Enforcement Rights.

(i) Company shall have the first right, but not the obligation, [***], to bring and control any legal action to enforce the Product-Specific Licensed Patents and Joint Foreground Patents against any Product Infringement in the Licensed Territory, including response to and defense of challenges to such Patent Rights as a declaratory judgment action or as a counterclaim in an infringement proceeding and any negotiation or settlement in connection with the foregoing, in each case, at [***] sole cost and expense. Company will keep Licensor [***] informed of the status and progress of such action or proceeding, and shall provide Licensor with drafts of all material papers to be filed with the court or patent

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office, as applicable, in connection with such action or proceeding to the extent permitted by Applicable Law or any protective or confidentiality order entered by such court or patent office (excluding any information that is confidential to a Third Party), and shall consider [***] all [***] comments thereto by Licensor before filing such papers. Licensor shall be entitled to separate representation in such matter by counsel of its own choice and at [***] expense. In the event Company does not bring any such legal action (or such Product Infringement is not abated, including though license or settlement) within [***] after the date of notice of such infringement, Licensor may bring and control any legal action to enforce the Product-Specific Licensed Patents and Joint Foreground Patents against such Product Infringement in the Licensed Territory, at [***] sole cost and expense.

(ii) Licensor shall have the sole right, but not the obligation, in its sole discretion, to bring and control any legal action to enforce the Licensed Patents and Joint Foreground Patents in the Retained Territory, and the Licensed Patents that are not Product-Specific Licensed Patents anywhere in the world, in each case, against any Product Infringement including response to and defense of challenges to such Patent Rights as a declaratory judgment action or as a counterclaim in an infringement proceeding and any negotiation or settlement in connection with the foregoing, in each case, at [***] cost and expense, provided that Licensor notifies Company of any such legal action [***] in advance, considers [***] Company’s comments with respect thereto, and that Licensor will not initiate or conduct any such legal actions without Company’s [***] consent (not to be unreasonably withheld, delayed or conditioned) if such actions would be [***] likely to result in any material adverse effect on the Exploitation of the Licensed Therapeutic or Licensed Product in the Licensed Territory.

(c) Biosimilar Applications.

(i) If either Party receives a copy of an application submitted to the FDA under subsection (k) of Section 351 of the PHSA (a “Biosimilar Application”) naming a Licensed Product as a reference product or otherwise becomes aware that such a Biosimilar Application has been filed (including by the receipt of information disclosed pursuant to Section 351(l)(2) of the PHSA, or in an instance described in Section 351(l)(9)(C) of the PHSA), either Party will, within [***], notify the other Party so that the other Party may seek permission to view the application and related confidential information from the filer of the Biosimilar Application under Section 351(l)(1)(B)(iii) of the PHSA. If either Party receives any equivalent or similar certification, information or notice in any other jurisdiction in the Licensed Territory naming a Licensed Product, either Party will, within [***], notify and provide the other Party with copies of such communication.

(ii) With respect to a Biosimilar Application referring to a Licensed Product in the Field, regardless of the Party that is the “reference product sponsor” for purposes of such Biosimilar Application, (A) Company will have the first right, to designate pursuant to Section 351(l)(1)(B)(ii) of the PHSA the outside counsel and in-house counsel who will receive confidential access to the Biosimilar Application, (B) Company will have the first right, to (1) list any Licensed Patents and any other Patent rights, as required pursuant to Section 351(l)(3)(A), Section 351(l)(5)(b)(i)(II), or Section 351(l)(7) of the PHSA, (2) respond to any communications with respect to such lists from the filer of the Biosimilar Application, and (3) negotiate with the filer of the Biosimilar Application as to whether to utilize a different mechanism for information exchange than that specified in Section 351(l) of the PHSA; and (C) Company will have the first right, to identify Licensed Patents and any other Patent Right, and to respond to communications under any equivalent or similar listing in any other jurisdiction in the Licensed Territory. If Company does not defend a given Patent Right within the Licensed Patents under this Section within [***] (or such shorter period of time before the time limit, if any, set forth in the appropriate Laws in the United States or any other country in the Licensed Territory to not waive any statutory rights), or elects not to continue any such defense (in which case it will [***] provide notice thereof to Licensor), then Licensor will have the right (but not the obligation), at [***] expense, to defend any such Licensed Patent.

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(d) Other Patents. Except as expressly set forth in this Section 11.3, each Party shall have the sole right, [***], to enforce against any infringement any and all Patent Rights owned or Controlled by such Party, at [***] cost and expense.

(e) Cooperation. At the request of the Party bringing an action under Section 11.3(b), the other Party shall provide [***] assistance in connection therewith, including by executing [***] documents, cooperating in discovery and joining as a party to the action if required by Applicable Law to pursue such action, at each [***] cost and expense.

(f) Recoveries. Any recoveries resulting from any action under Section 11.3(b)(i) in the Licensed Territory shall be first applied against payment of each Party’s costs and expenses in connection therewith. Any remaining recoveries shall (i) if Company is the Party controlling such action, (a) [***], and (b) [***], and (ii) if Licensor is the Party controlling such action, [***].

11.4 Infringement of Third Party Rights.

(a) Notice. If (i) any Licensed Therapeutic or Licensed Product used or sold by Company, its Affiliates or Sublicensees in the Licensed Territory becomes the subject of a Third Party’s claim or assertion of infringement of a Patent Right or other rights in the Licensed Territory that are owned or controlled by such Third Party or (ii) any Licensed Therapeutic or Licensed Product used or sold by Licensor, its Affiliates or Third Party Licensees in the Retained Territory becomes the subject of a Third Party’s claim or assertion of infringement of a Patent Right or other rights in the Retained Territory, then the Party becoming aware of such claim or assertion shall [***] notify the other Party within [***] after receipt of such claim or assertion and such notice shall include a copy of any summons or complaint (or the equivalent thereof) received regarding the foregoing. Thereafter, the Parties shall [***] meet to consider the claim or assertion and the appropriate course of action and may, if appropriate, agree on and enter into a “common interest agreement” wherein the Parties agree to their shared, mutual interest in the outcome of such potential dispute. The Parties shall assert and not waive the joint defense privilege with respect to any communications between the Parties in connection with the defense of such claim or assertion.

(b) Defense by Company. As between the Parties, Company shall have the sole right (but not the obligation) and shall be solely responsible for the defense of any such infringement claims (or taking actions to challenge any Third Party Patent Right or negotiating a license or settlement to avoid such infringement claim) in the Licensed Territory, at [***] cost and expense, and Licensor shall provide [***] assistance to Company; provided that Company shall not agree to any settlement, consent to judgment or other voluntary final disposition in connection with such defense action without Licensor’s consent (such consent not to be unreasonably withheld, conditioned or delayed) if such settlement, consent to judgment or other voluntary final disposition would (i) result in the admission of any liability or fault on behalf of Licensor, or (ii) subject Licensor to an injunction or otherwise limit Licensor’s ability to take any actions or refrain from taking any actions under this Agreement or with respect to any Licensed Therapeutic or Licensed Product. Company shall keep Licensor informed on the status of such defense action, and Licensor shall, (x) provide [***] support to Company upon Company’s [***] request and [***]; and (y) have the right, but not the obligation, to participate or be separately represented in such defense action at [***].

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(c) Defense by Licensor. As between the Parties, Licensor shall have the sole right (but not the obligation) and shall be solely responsible for the defense of any such infringement claims (or taking actions to challenge any Third Party Patent Right or negotiating a license or settlement to avoid such infringement claim) in the Retained Territory, at [***] cost and expense, and Company shall provide reasonable assistance to Licensor; provided that Licensor shall not agree to any settlement, consent to judgment or other voluntary final disposition in connection with such defense action without Company’s consent (such consent not to be unreasonably withheld, conditioned or delayed) if such settlement, consent to judgment or other voluntary final disposition would (i) result in the admission of any liability or fault on behalf of Company, or (ii) subject Company to an injunction or otherwise limit Company’s ability to take any actions or refrain from taking any actions under this Agreement or with respect to any Licensed Therapeutic or Licensed Product. Licensor shall keep Company informed on the status of such defense action, and Company shall, (x) provide [***] support to Licensor upon Licensor’s [***] request and [***]; and (y) have the right, but not the obligation, to participate or be separately represented in such defense action at [***]. Notwithstanding the foregoing, Licensor will not initiate or conduct any such actions without first consulting with Company [***], if such actions would be [***] likely to result in any material adverse effect on the Exploitation of the Licensed Therapeutic or Licensed Product in the Licensed Territory.

ARTICLE 12

TERMS AND TERMINATION

12.1 Term. This Agreement shall be effective as of the Effective Date, and shall continue, unless terminated earlier in accordance with this Article 12, until expiration of the last Royalty Term for the last Licensed Product in the Licensed Territory (the “Term”). Upon expiration of this Agreement pursuant to this Section 12.1, the licenses granted to Company under Section 2.1 shall become fully paid-up, irrevocable, perpetual and royalty-free.

12.2 Termination.

(a) Termination by Company for Convenience. At [***], Company may terminate this Agreement for convenience, [***] by providing written notice of termination to Licensor, which notice includes an effective date of termination at least (i) [***], or (ii) [***].

(b) Termination for Material Breach.

(i) If either Party believes [***] that the other is in material breach of this Agreement, then the non-breaching Party may deliver written notice of such breach to the other Party. For any such alleged material breach, the allegedly breaching Party shall have [***] (or within [***] from the date of such notice in the event such material breach is solely based upon a failure to pay any amounts due hereunder) from the receipt of the initial notice to cure such breach. If the Party receiving notice of material breach fails to cure the breach within such [***] (or [***] for non-payment), then the non-breaching Party may terminate this Agreement [***] effective on written notice of termination to the other Party. Notwithstanding the foregoing, (a) if such material breach, by its nature, is curable, but is not reasonably curable within the [***], then such period shall be extended for an additional [***] if the breaching Party provides a written plan for curing such breach to the non-breaching Party and uses Commercially Reasonable Efforts to cure such breach in accordance with such written plan.

(ii) In case the Party alleged under Section 12.2(b)(i) to have committed a material breach of this Agreement (the “Defaulting Party”) by the other Party (the “Non-Defaulting Party”) disputes the existence or materiality of such material breach, then the issue of whether the Non-Defaulting Party may properly terminate this Agreement on expiration of the applicable cure period shall be resolved in accordance with Section 13.7. If, as a result of such dispute resolution proceeding, it is

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determined that the Defaulting Party committed a material breach and the Defaulting Party does not cure such material breach within [***] after the date of such determination (the “Additional Cure Period”), then such termination shall be effective as of the expiration of the Additional Cure Period. If the Parties dispute whether such material breach was so cured, such dispute shall also be determined in accordance with Section 13.7. This Agreement shall remain in full force and effect while any such dispute resolution proceeding is pending, such proceeding shall not suspend any obligations of either Party hereunder, and each Party shall use reasonable efforts to mitigate any damage. If, as a result of such dispute resolution proceeding, it is determined that (x) the Defaulting Party did not commit such breach, (y) such breach was not material or (z) such breach was cured in accordance with this Section 12.2(b), then no termination shall be effective, and this Agreement shall continue in full force and effect.

(c) Termination for Insolvency. Each Party shall have the right to terminate this Agreement upon delivery of written notice to the other Party in the event that (i) such other Party files in any court or agency pursuant to any statute or regulation of any jurisdiction a petition in bankruptcy or insolvency or for reorganization or similar arrangement for the benefit of creditors or for the appointment of a receiver or trustee of such other Party or its assets, (ii) such other Party is served with an involuntary petition against it in any insolvency proceeding and such involuntary petition has not been stayed or dismissed within ninety (90) days of its filing, or (iii) such other Party makes an assignment of substantially all of its assets for the benefit of its creditors (each of (i) through (iii), an “Insolvency Event”).

(d) Termination for Patent Challenge. If Company or any of its Affiliates or Sublicensees [***] any legal or administrative proceeding that challenges the validity or enforceability of any Licensed Patent (a “Patent Challenge”), then Licensor shall have the right to terminate this Agreement upon written notice to Company; provided, however, that this Section 12.2(d) will not apply to any Patent Challenge that (i) [***], (ii) [***], or (iii) [***].

(e) Termination for Inactivity. If the Company and its Affiliates and its and their Sublicensees do not conduct any material Development or Commercialization activities with respect to the Licensed Therapeutic or Licensed Products for a continuous period of longer than [***], and such failure to conduct any material Development or Commercialization activities is not due to (i) [***], (ii) [***], (iii) [***], (iv) [***] (A) [***], (B) [***], or (C) [***], (v) [***], (vi) [***], (vii) [***], or (viii) [***], Licensor shall have the right to terminate this Agreement upon [***] written notice thereof to the Company; provided that, Company may submit a written plan within [***] after Company’s receipt of such written notice that is reasonably calculated to remedy such failure to conduct any material Development or Commercialization activities with respect to a Licensed Product. If such cure plan is [***] acceptable to Licensor and Company commences any material Development or Commercialization activities in accordance with the terms of such cure plan during such [***] and provides satisfactory written documentation thereof to Licensor, then this Agreement will not terminate upon the expiration of such [***].

12.3 Effect of Termination. Upon the termination of this Agreement:

(a) except as expressly set forth in Section 12.3(b) or in Section 12.6, all rights and obligations of the Parties shall terminate, including the licenses granted in Article 2; provided, however, except for termination by the Company under Section 12.2(b) or Section 12.2(c), that the rights and licenses granted to Licensor under Section 2.5 and Section 4.5 shall automatically become non-exclusive, worldwide, irrevocable and perpetual;

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(b) upon the [***] request of any Sublicensee of Company that is not, at the time of such termination, in material breach of its sublicense agreement with Company, Licensor shall enter into a direct license with such Sublicensee on the same terms as this Agreement (each, a “New License Agreement”). Under any such New License Agreement, such Sublicensee shall be required to pay to Licensor the same amounts in consideration for such direct grant as Licensor would have received from Company pursuant to this Agreement on account of such Sublicensee’s Exploitation of Licensed Products under the Licensed Technology had this Agreement not been terminated, taking into account any difference in license scope, territory, and duration of the New License Agreement. Under any such New License Agreement, Licensor shall not be bound by any grant of rights broader than, and shall not be required to perform any obligation other than, those rights and obligations contained in this Agreement, and all applicable rights of Licensor set forth in this Agreement shall be included in such New License Agreement. Notwithstanding the foregoing, Licensor shall not be obligated to enter into a New License Agreement with any Sublicensee unless such Sublicensee provides [***] notice to Licensor within [***] after the effective date of termination of this Agreement that it wishes to enter into a New License Agreement;

(c) if, at the time of such termination, Company or its Affiliates are conducting any Clinical Trials with respect to any Licensed Product, then, at Company’s election on a Clinical Trial-by-Clinical Trial basis: (i) Company shall [***] cooperate, and shall ensure that its Affiliates [***] cooperate, with Licensor to transfer the conduct of such Clinical Trial to Licensor or its designees effective as of [***] after the termination effective date; or (ii) Company shall, at [***] cost and expense, orderly wind-down the conduct of any such Clinical Trial that is not assumed by Licensor under clause (i) above.

(d) upon Licensor’s [***] request and to the extent permitted by Applicable Laws, Company shall, and hereby does, assign and transfer to Licensor (or its designee) all of Company’s and its Affiliates’ rights, title and interests in and to any Regulatory Approvals solely related to the Licensed Products and related regulatory submissions, and all human materials, pharmacological, toxicological and clinical test data and results, research data, reports and batch records, safety data and all other Data generated and Controlled by Company or its Affiliates in the Development, Manufacture or Commercialization of the Licensed Products and are necessary or reasonably useful for the Development, Manufacture or Commercialization of the Licensed Products;

(e) Company shall, and hereby does, assign and transfer to Licensor all of Company’s and its Affiliates’ rights, title and interests in and to any trademarks, logos and tradenames used by Licensor or its Affiliates with respect to any Licensed Product (other than Company’s or its Affiliates’ corporate names and logos); and

(f) to the extent there are any Licensed Products sold in a country in the Licensed Territory, then subject to payment of all royalties, Company (and its Affiliates or, subject to Section 12.3(b) applicable Sublicensees) shall have the right to sell existing or work-in-progress Licensed Products for a period not to exceed [***] after the effective date of termination.

12.4 Rights in Insolvency. All rights and licenses now or hereafter granted by Licensor to Company under or pursuant to this Agreement are, for all purposes of Section 365(n) of the Bankruptcy Code or comparable provision of applicable bankruptcy or insolvency laws (collectively, the “Bankruptcy Code”), licenses of rights to “intellectual property” as defined in the Bankruptcy Code. Upon an Insolvency Event, Licensor agrees that Company, as licensee of such rights under this Agreement, will retain and may fully exercise all of its rights and elections under the Bankruptcy Code. Licensor will, during the Term, create and maintain current copies or, if not amenable to copying, detailed descriptions or other appropriate embodiments, to the extent feasible, of all intellectual property licensed under this Agreement. Each Party acknowledges and agrees that “embodiments” of intellectual property within the meaning of Section 365(n) or comparable provisions in other Bankruptcy Code include laboratory notebooks, cell lines, product samples and inventory, research studies and data, all Regulatory Approvals (and all applications for Regulatory Approval) and rights of reference therein, the Licensed Technology and all information related to the Licensed Technology.

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(a) If (x) a case under the Bankruptcy Code is commenced by or against Licensor, (y) this Agreement is rejected as provided in the Bankruptcy Code and (z) Company elects to retain its rights hereunder as provided in the Bankruptcy Code, Licensor (in any capacity, including debtor-in-possession) and its successors and assigns (including a trustee) will:

(i) provide Company with embodiments of all Licensed Technology held by Licensor and such successors and assigns, or otherwise available to them, immediately upon Company’s written request, and Company will have the right to perform Licensor’s obligations hereunder and exercise all of the rights of a licensee of intellectual property under the Bankruptcy Code, provided that neither such provision nor such performance by Company will release Licensor from liability resulting from rejection of the license or the failure to perform such obligations; and

(ii) not interfere with Company’s rights under this Agreement, or any agreement supplemental hereto, to such intellectual property (including such embodiments), including any right to obtain such intellectual property (or such embodiments) from any other Person, to the extent provided in the Bankruptcy Code.

(b) All rights, powers and remedies of Company provided herein are in addition to and not in substitution for any other rights, powers and remedies now or hereafter existing at law or in equity (including the Bankruptcy Code) in the event of the commencement of a case under the Bankruptcy Code with respect to Licensor. The Parties intend the following rights to extend to the maximum extent permitted by Applicable Law, and to be enforceable under the Bankruptcy Code:

(i) the right of access to any intellectual property rights (including all embodiments thereof) of Licensor, or any Third Party with whom Licensor contracts to perform an obligation of Licensor under this Agreement; and

(ii) the right to contract directly with any Third Party to complete the contracted work.

12.5 Accrued Rights. Expiration or termination of this Agreement for any reason shall be without prejudice to any right which shall have accrued to the benefit of either Party prior to such termination, including damages arising from any breach under this Agreement.

12.6 Survival. The provisions of Article 1, Section 2.5, Article 7 (solely with respect to any payment obligations that have accrued prior to the effective date of expiration or termination of this Agreement or incurred under Section 12.3(f) and provided that Section 7.13 shall only survive for the time period provided), Article 8 (solely for the time period provided), Article 10, Section 11.1, Section 12.3, Section 12.4, Section 12.5, this Section 12.6, and Article 13, together with any other provisions of this Agreement that by their terms are expressly stated to survive, shall survive the expiration or termination of this Agreement.

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ARTICLE 13

MISCELLANEOUS

13.1 Force Majeure. Neither Party shall be held liable to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in performing any obligation under this Agreement to the extent such failure or delay is caused by or results from causes beyond the [***] control of the affected Party, including embargoes, war, acts of war (whether war be declared or not), acts of terrorism, insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, fire, floods, earthquakes or other acts of God, or any generally applicable action or inaction by any Governmental Authority, or omissions or delays in acting by the other Party. The affected Party shall notify the other Party [***] of such force majeure circumstances [***], and shall [***] undertake and continue [***] to cure such force majeure circumstances or to perform its obligations despite the ongoing circumstances.

13.2 Export Control. This Agreement is made subject to any restrictions concerning the export, reexport or transfer of items or technical data from the United States, China or other countries that may be applicable to either from time to time, including United States or China export control and sanctions laws and regulations. Neither Party will export, reexport or transfer, directly or indirectly, any items or technical data acquired from the other Party under this Agreement or any products using such items or technical data to a location, to an end use or end user or in a manner that requires a license or other governmental approval, without first obtaining such license or other governmental approval.

13.3 Assignment.

(a) This Agreement may not be assigned or otherwise transferred by a Party, nor may any right or obligation hereunder be assigned or transferred by a Party (except as expressly permitted under this Agreement), without the [***] consent of the other Party, such consent not to be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, either Party may, without the consent of the other Party, assign this Agreement (i) in whole or in part to any of its Affiliates or (ii) in whole, but not in part, in connection with a Change of Control, the sale by a Party of all or substantially all of its assets relating to this Agreement, or restructuring associated with a public listing event, including an IPO and reverse merger, provided that (A) the applicable assignee agrees in writing to assume all rights and obligations of the assignor Party under this Agreement, and (B) the assigning Party shall provide [***] notice of such assignment to the non-assigning Party within [***] of such assignment. Any attempted assignment not in accordance with this Section 13.3 shall be null and void and of no legal effect. The terms and conditions of this Agreement shall be binding upon, and shall inure to the benefit of, the Parties and their respective successors and permitted assigns.

(b) Notwithstanding the foregoing, in the event that either Party is acquired in a Change of Control, the Patent Rights and Know-How held by or discovered, generated, invented, made, conceived or reduced to practice by the Acquiror prior to or after such Change of Control shall not be deemed Controlled for purposes of this Agreement and shall not be licensed hereunder, and such Acquiror shall be excluded from the “Affiliate” definition solely for purposes of determining Control, provided, that, (i) any Know-How discovered, generated, invented, made, conceived or reduced to practice by the Acquiror in the course of conducting the acquired Party’s activities under this Agreement, (ii) any Know-How discovered, generated, invented, made, conceived or reduced to practice by the Acquiror and used by the acquired Party in conducting its activities under this Agreement, and (iii) Patent Rights claiming any such Know-How described in clauses (i) or (ii), in each case (of (i), (ii) and (iii)) shall be deemed Controlled for purposes of this Agreement and included in the licenses hereunder.

13.4 Severability. If any one (1) or more of the provisions contained in this Agreement is held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, unless the absence of the invalidated provision(s) adversely affects the substantive rights of the Parties. The Parties shall in such an instance [***] replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) that, insofar as practicable, implement the purposes of this Agreement.

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13.5 Notices. All notices that are required or permitted hereunder shall be in writing and sufficient if delivered personally, sent by electronic mail (provided that receipt of such electronic mail is confirmed in writing by the recipient, which confirmation may itself be sent by electronic mail), sent by nationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to Licensor:

YolTech Therapeutics Co., Ltd

12F, Building A, 58 Tanzhu Rd.,

Minhang District, Shanghai

People’s Republic of China

If to Company:

RTW Newco10, Inc.

c/o RTW Investments, LP

40 10th Avenue, Floor 7

New York, NY 10014

USA

[***]

or to such other address as the Party to whom notice is to be given may have furnished to the other Party [***] in accordance herewith. Any such notice shall be deemed to have been given: (a) when delivered if personally delivered or sent by electronic mail on a Business Day (or if delivered or sent on a non-Business Day, then on the next Business Day); (b) on the [***] after dispatch if sent by nationally-recognized overnight courier; or (c) on the [***] following the date of mailing if sent by mail.

13.6 Governing Law. This Agreement, and all claims or causes of action (whether in contract, tort or statute) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement or the breach thereof (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement), shall be governed by, and enforced in accordance with, the internal laws of the State of New York, United States, without reference to its conflicts of law principles. The United Nations Convention on Contracts for the International Sale of Goods (CISG) of 11 April 1980 shall not be applicable.

13.7 Dispute Resolution.

(a) Any dispute arising out of, relating to, or in connection with this Agreement shall be settled, if possible, through [***] negotiations between the Parties. Except as provided in Section 3.2, if the Parties are unable to settle such dispute within [***] of one Party notifying such dispute [***] to the other, such dispute shall be referred to the Executive Officers for resolution. The Executive Officers of both Parties shall meet to attempt to resolve such dispute. Such resolution, if any, of a referred dispute shall be final and binding on the Parties. All discussions between the Executive Officers pursuant to this Section 13.7 are confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence. If the Executive Officers do not resolve such dispute within [***] after either Party refers a dispute to the Executive Officers [***], then, except for any Excluded Claim (which shall be resolved in accordance with Section 13.7(e)), either Party shall have the right to commence arbitration. Such dispute shall be finally settled by arbitration administered by the International Chamber of Commerce (“ICC”) in accordance with the Rules of Arbitration in effect at the time of the arbitration, except as they may be modified herein.

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(b) The arbitration will be heard and determined by three (3) arbitrators with at least [***] of relevant experience in [***] industry, each of whom will be impartial and independent. An arbitrator shall be deemed to meet these qualifications unless a Party objects within [***] of the arbitrator’s nomination. Each Party will nominate [***] in accordance with the ICC Rules, and the third (3rd) arbitrator will be nominated by the two (2) Party-nominated arbitrators within [***] following appointment of the second (2nd) arbitrator. If any of the three (3) arbitrators are not nominated within the time prescribed above, then the ICC shall appoint the arbitrator(s). The seat, or legal place, of arbitration shall be New York, New York, United States and the arbitration will be conducted in English. The arbitration award will be final and binding on the Parties and judgment may be entered in any court of competent jurisdiction. The arbitrators do not have the power to award any damages expressly prohibited by Section 10.5. Subject to any award by the arbitration panel, each Party shall be responsible for its fees, costs and expenses for conducting the arbitration. Notwithstanding Section 13.6, with respect to the substantive governing law, the arbitration proceedings and this agreement to arbitrate shall be governed by the Federal Arbitration Act, 9 U.S.C. § 1 et seq.

(c) Except to the extent necessary to comply with Applicable Law, legal process or a court order, to enforce a final settlement agreement, to prepare for or conduct the arbitration, or a judicial challenge to any arbitration award or its enforcement, the Parties agree that the existence, terms and content of any arbitration pursuant to Section 13.7(b), all information and documents disclosed in any such arbitration or evidencing any such arbitration results, award, judgment or settlement, or the performance thereof, and any allegations, statements and admissions made or positions taken by either Party in any such arbitration, shall be treated and maintained in confidence and are not intended to be used or disclosed for any other purpose or in any other forum.

(d) Nothing in this Section 13.7 shall preclude either Party from seeking interim equitable relief or interim or provisional relief from a court of competent jurisdiction, including a temporary restraining order, preliminary injunction or other interim equitable relief, either prior to or during any mediation or arbitration, to protect the interests of such Party or to preserve the status quo pending the mediation or arbitration proceeding.

(e) Notwithstanding the foregoing, any dispute, controversy or claim relating to (a) the scope, validity, enforceability, infringement, ownership or inventorship of any patent, trademark or copyright or (b) any antitrust, anti-monopoly or competition law or regulation, whether or not statutory (collectively, “Excluded Claims”) shall be submitted to a court of competent jurisdiction.

13.8 Entire Agreement; Amendments. This Agreement, together with the Schedules hereto, contains the entire understanding of the Parties with respect to the subject matter hereof. Any other express or implied agreements and understandings, negotiations, writings and commitments, either oral or written, in respect to such subject matter are superseded by the terms of this Agreement. The Schedules to this Agreement are incorporated herein by reference and shall be deemed a part of this Agreement. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by authorized representative(s) of both Parties.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL

AND (II) IS THE TYPE THAT REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

13.9 Headings. The captions to the several Articles, Sections and subsections hereof are not a part of this Agreement, but are merely for convenience to assist in locating and reading the several Articles and Sections of this Agreement.

13.10 Independent Contractors. It is expressly agreed that Licensor and Company shall be independent contractors and that the relationship between the Parties shall not constitute a partnership, joint venture or agency. Neither Licensor nor Company shall have the authority to make any statements, representations or commitments of any kind, or to take any action that is binding on the other Party without the prior written consent of the other Party.

13.11 Waiver. Any waiver of any provision of this Agreement shall be effective only if in writing and signed by Licensor and Company. No express or implied waiver by a Party of any default under this Agreement will be a waiver of a future or subsequent default. The failure or delay of any Party in exercising any rights under this Agreement will not constitute a waiver of any such right, and any single or partial exercise of any particular right by any Party will not exhaust the same or constitute a waiver of any other right provided in this Agreement.

13.12 Waiver of Rule of Construction. Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement. Accordingly, the rule of construction that any ambiguity in this Agreement shall be construed against the drafting Party shall not apply.

13.13 Cumulative Remedies. No remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under Applicable Laws.

13.14 Business Day Requirements. In the event that any notice or other action or omission is required to be taken by a Party under this Agreement on a day that is not a Business Day then such notice or other action or omission shall be deemed to be required to be taken on the next occurring Business Day.

13.15 Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as necessary or appropriate in order to carry out the purposes and intent of this Agreement.

13.16 Construction. Except where the context expressly requires otherwise, (a) the use of any gender herein shall be deemed to encompass references to either or both genders, and the use of the singular shall be deemed to include the plural (and vice versa), (b) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (c) the word “will” shall be construed to have the same meaning and effect as the word “shall”, (d) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (e) any reference herein to any person shall be construed to include the person’s successors and assigns, (f) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (g) all references herein to Sections or Schedules shall be construed to refer to Sections or Schedules of this Agreement, and references to this Agreement include all Schedules hereto, (h) the word “notice” means notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other written communications contemplated under this Agreement, (i) provisions that require that a Party, the Parties or any committee hereunder “agree”, “consent” or “approve” or the like shall require that such agreement, consent or approval be specific and in writing,

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whether by written agreement, letter, approved minutes or otherwise (but excluding e-mail and instant messaging), (j) references to any specific law, rule or regulation, or Section, section or other division thereof, shall be deemed to include the then-current amendments thereto or any replacement or successor law, rule or regulation thereof, and (k) the term “or” shall be interpreted in the inclusive sense commonly associated with the term “and/or.” This Agreement was prepared in the English language, which language shall govern the interpretation of, and any dispute regarding, the terms of this Agreement.

13.17 Counterparts. This Agreement may be executed in two (2) counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument. Each Party shall be entitled to rely on the delivery of executed digital (e.g., PDF) copies of counterpart execution pages of this Agreement and such digital copies shall be legally effective to create a valid and binding agreement among the Parties.

{Signature Page Follows}

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IN WITNESS WHEREOF, the Parties intending to be bound have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

RTW NEWCO10, INC.

By:	/s/ Alice Lee
Name:	Alice Lee
Title:	President

YOLTECH THERAPEUTICS CO., LTD

By:	/s/ Yuxuan Wu
Name:	Yuxuan Wu
Title:	Legal Representative

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List of Schedules

Schedule 1.55:	Licensed Know-How

Schedule 1.56:	Licensed Patents

Schedule 1.60:	Licensed Therapeutic

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Schedule 1.55

Licensed Know-How

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Schedule 1.56

Licensed Patents

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Schedule 1.60

Licensed Therapeutic

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